                                                                 EXHIBIT 10.35


                           HANOVER COMPRESSOR COMPANY
                         $200,000,000 CREDIT AGREEMENT,
                         DATED AS OF DECEMBER 15, 1997

                         AMENDMENTS FIRST THROUGH THIRD
                           INDEX OF CLOSING DOCUMENTS

DOCUMENT                                                                     TAB
1.   Waiver and First Amendment, with Annexes
     attached thereto, dated as of June 10, 1998 ............................ 1

2.   Letter Agreement, dated June 1, 1998,
     waiving defaults under and amending the
     Exchange and Subordinated Loan Agreement ............................... 2

3.   Letter Agreement, dated June 10, 1998,
     committing Chase to additional loans ................................... 3

4.   Promissory Note, dated June 10, 1998 ................................... 4

5.   Resolutions of the Company and Subsidiaries,
     dated as of June 10, 1998 .............................................. 5

6.   Second Amendment, dated as of June 29, 1998 ............................ 6

7.   Synthetic Lease Summary of Terms and Conditions
     (Annex I to the Second Amendment) ...................................... 7

8.   Third Amendment, dated as of July 28, 1998 ............................. 8

                           WAIVER AND FIRST AMENDMENT


         WAIVER AND FIRST AMENDMENT, dated as of June 10, 1998 (this "Waiver and Amendment"), to the Credit Agreement, dated as of December 15, 1997 (as the same may be amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among HANOVER COMPRESSOR COMPANY, a Delaware corporation ("HCC"), the several banks and other financial institutions from time to time parties thereto (the "Lenders") and THE CHASE MANHATTAN BANK, a New York banking corporation, as the administrative agent for the Lenders (in such capacity, the "Administrative Agent").

                               W I T N E S S E T H:

         WHEREAS, HCC, the Lenders and the Administrative Agent are parties to the Credit Agreement; and

         WHEREAS, HCC has requested that the Administrative Agent and the Required Lenders amend (i) the indebtedness covenant in the Credit Agreement so as to permit HCC to incur additional indebtedness up to $35,000,000 and (ii) certain Schedules to the Credit Agreement; and

         WHEREAS, HCC has requested that the Administrative Agent and the Required Lenders agree to waive any failure by HCC to comply with certain provisions of the Credit Agreement, upon the terms and subject to the conditions set forth herein; and

         WHEREAS, the Administrative Agent and the Required Lenders are agreeable to the requested amendments and waivers, but only on the terms and subject to the conditions set forth herein;

         NOW THEREFORE, in consideration of the premises herein contained and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

         1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein which are defined in the Credit Agreement are used herein as therein defined.

         2. Amendment to Subsection 1.1 (Defined Terms). (a) Subsection 1.1 of the Credit Agreement is hereby amended by inserting the following new definition in the appropriate alphabetical order:

         "Chase Letter Agreement": the $30,000,000 Letter Agreement, dated June 10, 1998, between The Chase Manhattan Bank and HCC.

         3. Amendment to Schedule II. Schedule II of the Credit Agreement is hereby amended by deleting it in its entirety and substituting in place thereof Annex A attached hereto.

         4. Amendment to Schedule IX. Schedule IX of the Credit Agreement is hereby amended by deleting it in its entirety and substituting in place thereof Annex B attached hereto.

         5. Waiver of Subsection 7.7(a). The Administrative Agent and the Required Lenders hereby waive any violation of subsection 7.7(a) of the Credit Agreement as a result of any failure by HCC prior to the date hereof to give notice to the Administrative Agent and each Lender of HCC's defaults under subsection 5.6, Section 6 and subsections 7.1(c), (d) and (k) of the Shareholder Subordinated Loan Agreement.

         6. Amendment to Subsection 8.2 (Limitation on Indebtedness). Subsection 8.2 of the Credit Agreement is hereby amended by deleting paragraph
(i) therefrom and substituting in place thereof the following:

         "(i) Indebtedness not contemplated by clauses (a)-(h) above not exceeding (i) $35,000,000 in the aggregate at any time outstanding until the earlier of (A) September 10, 1998 and (B) the date of the initial extension of credit made under the proposed approximate $194,000,000 equipment lease transaction being arranged by Chase Securities Inc. for HCC, and (ii) thereafter $5,000,000 in the aggregate at any time outstanding."

         7. Waiver of Subsection 8.10 (Limitation on Investments, Loans and Advances). The Administrative Agent and the Required Lenders hereby waive compliance with subsection 8.10(g) of the Credit Agreement for the period commencing the date hereof and ending on the date that the loans made by The Chase Manhattan Bank to HCC under the Chase Letter Agreement are required to be paid or prepaid in full, provided that (i) all acquisitions made by HCC and/or its Subsidiaries in connection with all such Permitted Business Acquisitions does not exceed $35,000,000.

         8. Waiver of Subsection 9(f). The Administrative Agent and the Required Lenders hereby waive any violation prior to the date hereof of subsection (9)(f)(ii) of the Credit Agreement as a result of HCC's defaults under subsection 5.6, Section 6 and subsections 7.1(c),(d) and (k) of the Shareholder Subordinated Loan Agreement.

         9. Effectiveness. This Waiver and Amendment shall become effective on June 10, 1998 subject to the fulfillment of the following conditions: (a) HCC and each of its Subsidiaries listed on the signature pages hereto shall have delivered to the Administrative Agent duly executed copies of this Waiver and Amendment, (b) the Administrative Agent shall have received duly executed copies of this Waiver and Amendment from the Required

Lenders, (c) the Administrative Agent shall have received evidence reasonably satisfactory to it that the lenders under the Shareholder Subordinated Loan Agreement have waived HCC's defaults under subsection 5.6, Section 6 and subsections 7.1(c), (d) and (k) of the Shareholder Subordinated Loan Agreement and (d) no Default or Event of Default shall have occurred and be continuing on the date hereof after giving effect to this Waiver and Amendment.

         10. Representations and Warranties. HCC hereby represents and warrants that the representations and warranties contained in the Credit Agreement (except those which expressly speak as of a certain date) will be, after giving effect to this Waiver and Amendment, true and correct in all material respects, as if made on and as of the date hereof.

         11. Continuing Effect of Credit Agreement. This Waiver and Amendment shall not constitute an amendment or waiver of any other provision of the Credit Agreement or the Loan Documents not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of HCC that would require a waiver or consent of the Administrative Agent and/or the Lenders. Except as expressly amended hereby, the provisions of the Credit Agreement and the Loan Documents are and shall remain in full force and effect.

         12. Counterparts. This Waiver and Amendment may be executed in counterparts and all of the said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Waiver and Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

         13. GOVERNING LAW. THIS WAIVER AND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         14. Expenses. HCC agrees to pay or reimburse the Administrative Agent for all of their out-of-pocket costs and expenses incurred in connection with the preparation, negotiation and execution of this Waiver and Amendment, including, without limitation, the fees and disbursements of counsel to the Administrative Agent.

     IN WITNESS WHEREOF, the parties hereto have caused this Waiver and Amendment to be executed and delivered by their duly authorized officers as of the date first written above.



                                         HANOVER COMPRESSOR COMPANY

                                        BY: /s/ CURTIS BEDRICH
                                           --------------------------
                                         Name:  Curtis Bedrich
                                         Title: Treasurer

                                        THE CHASE MANHATTAN BANK (formerly known as Chemical Bank), as Administrative Agent and as a Lender

                                        BY: /s/ [ILLEGIBLE]
                                           --------------------------
                                         Name:
                                         Title:

                                        THE BANK OF NOVA SCOTIA

                                        BY: /s/ [ILLEGIBLE]
                                           --------------------------
                                         Name: [ILLEGIBLE]
                                         Title: Senior Manager, Loan Operations

                                        CREDIT LYONNAIS, NEW YORK BRANCH

                                        BY: /s/ PHILIPPE SOUSTRA
                                            --------------------------
                                         Name: Philippe Soustra
                                         Title: Senior Vice President

                                        WELLS FARGO BANK (TEXAS), NATIONAL
                                        ASSOCIATION

                                        BY:
                                           --------------------------
                                         Name:
                                         Title:

                                        BANQUE PARIBAS

                                        BY: /s/ BARTON D. SCHOUEST
                                            -----------------------------
                                         Name:  Barton D. Schouest
                                         Title: Managing Director


                                        BY: /s/ BETSY R. JOCHER
                                            -----------------------------
                                         Name:  Betsy R. Jocher
                                         Title: Assistant Vice President



                                        FIRST UNION BANK

                                        BY: /s/ ROBERT R. WETTEROFF
                                            -----------------------------
                                         Name:  Robert R. Wetteroff
                                         Title: Senior Vice President


                                        BANKERS TRUST COMPANY

                                        BY:
                                           -----------------------------
                                         Name:
                                         Title:

Acknowledged and agreed to as of
the date hereof:


HANOVER MAINTECH, INC.

BY: /s/ CURTIS BEDRICH
   -----------------------------
 Name:  Curtis Bedrich
 Title: Treasurer


HANOVER/SMITH, INC.

BY: /s/ CURTIS BEDRICH
   -----------------------------
 Name:  Curtis Bedrich
 Title: Treasurer


HANOVER LAND COMPANY

BY: /s/ CURTIS BEDRICH
   -----------------------------
 Name:  Curtis Bedrich
 Title: Treasurer

                                                                         ANNEX A



SCHEDULE II                   SUBSIDIARIES
-----------                   ------------
    1.              Hanover Acquisition Corporation, a Texas corporation and a wholly-owned
                    Subsidiary of HCC.

    2.              Hanover Compressor Colombia, Inc., a Delaware corporation and a wholly-owned
                    Subsidiary of HCC.

    3.              Hanover Land Company, a Texas corporation and a wholly-owned Subsidiary of HCC
                    (initial Credit Party).

    4.              Hanover Maintech, Inc. (f/k/a Maintech Enterprises, Inc.), a Texas corporation and a wholly-owned Subsidiary of HCC (initial Credit Party).

    5.              Hanover/Smith, Inc., a Delaware corporation and a wholly-owned Subsidiary of HCC
                    (initial Credit Party).

    6.              HCC owns 33% of the issued and outstanding stock of Warsila Compression Systems
                    GmbH, a German Company.

    7.              H.C.C. Compressor de Venezuela, C.A., a Venezuelan corporation ("H.C.C.
                    Venezuela") and a wholly-owned Subsidiary of HCC.

    8.              Hanover-PGN Compressor, C.A., a Venezuelan corporation and a wholly-owned
                    Subsidiary of H.C.C. Venezuela.

    9.              HCC owns 99.992% of the issued and outstanding stock of Contract Compression
                    International Argentina, S.A., an Argentinean corporation ("CCIA"). HMI owns the remaining 0.008% of CCIA stock.

    10.             Hanover Compressor Holding Company NL B.V., a Dutch company ("Hanover Holding")
                    and a wholly-owned Subsidiary of HCC.

    11.             Hanover Cayman Limited, a Cayman Islands company ("Hanover Cayman") and a wholly-owned Subsidiary of HCC.

    12.             Hanover Holding owns 99.99% of the issued and outstanding stock of Hanover
                    Compressor Company Bolivia, Ltd., a Bolivian company ("HCC Bolivia"). Hanover
                    Cayman owns the remaining 0.01% of HCC Bolivia stock.

    13.             Hanover Cayman owns 60% of the issued and outstanding stock of Hanover/Enron
                    Venezuela, Ltd., a Cayman Islands company.

    14.             HCC owns 99.99% of the membership interests of Hanover Compressor Mexico SRL, a
                    Mexican limited liability company ("Hanover Mexico"). Hanover Cayman owns the remaining 0.01% of said membership interests.

    15.             Hanover Compressor Sucursal Mexico, a Mexican branch and a wholly-owned
                    Subsidiary of HCC.

    16.             HCC owns 51% of Hanover/Cosacol Consortium, a Columbian consortium.

    17.             HCC owns 51% of Hanover Compressor Colombia Ltd., a Colombian limitada.

    18.             HCC owns 99% of the membership interests of 3013442 Nova Scotia Co., a Nova
                    Scotia unlimited liability company. HMI owns the remaining 1% of said membership interests.

    19.             Wagner Equipment, Inc., a Texas corporation and a wholly-owned Subsidiary of HCC.*

    20.             Gas Tech Compression Services, Inc., a Texas corporation and a wholly-owned
                    Subsidiary of HCC.*

    21.             HCC owns 35% of Collicutt's Mechanical Services, Ltd., a Canadian corporation.

    22.             Astra Resources International, Inc., a Texas corporation and a wholly-owned subsidiary of Hanover Acquisition Corporation.

    23.             HCC Acquisition, Inc., a Texas corporation and a wholly-owned subsidiary of HCC.

    24.             Regina Corporation, a Delaware corporation and a wholly-owned subsidiary of HCC.

    25.             Hanover International Trade Corporation a West Indies (Barbados) corporation.



---------------------

    * The assets of this entity have been transferred to HCC and it is now an inactive corporation.

                                                                         ANNEX B



SCHEDULE IX    ENVIRONMENTAL


BRIGHTON, COLORADO

1. This is leased facility while HCC is in the process of shutting down. The existing property has been documented as having elevated levels of TPH and some metals in the surface soils prior to HCC's acquisition of the EconoFlow assets. Since the acquisition HCC has conducted no activities that would result in increased level of TPH or soil contamination. The documented levels are the responsibility of the property owner.


BRYAN, TEXAS

1. Leased facility at 4511 Highway 21 E. Bryan, Texas 77808. Preliminary Phase II surface soil and water testing has been conducted. There are elevated levels of TPH and some metals in the surface soil which relate to periods prior to HCC's occupancy. A letter is being sent to the lessor regarding those elevated levels of TPH and the surface soil conditions of response as to compliance according to state and federal regulations. A Notice of Violation was issued because no permit was issued prior to the commencement of painting operations. The matter was resolved when the PI-7 was received and an exemption was granted.


COLUMBUS, TEXAS

1. Environmental Management Services ("EMS"), an environmental consultant to HCC, is submitting an Application to Amend an existing Air Permit to the TNRCC regarding sand blasting and painting, operations at the facility in order to update permit conditions. The applications is slated for submittal June 1, 1998. HCC/Smith has submitted a Notice of Intent ("NOI") to apply for a stormwater permit. EMS has completed two quarterly stormwater sampling events, which were within EPA discharge limits. EMS is currently waiting on further rain to conduct its final sampling. EMS has also prepared a Pollution Prevention Plan as required by the EPA Stormwater Permitting Rules. The final EPA stormwater permit application will also be submitted June 1, 1998.

2. EMS completed a Site Remediation and Cleanup Proposal with respect to metals and TPH contamination in the soils at the Columbus facility, which results from previous tenant activities. GeoMonitoring Services ("GMS"), another environmental consultant to HCC, recently completed a Voluntary Cleanup Plan ("VCP") to address residual levels of contamination. GMS has recommended to HCC that it delay implementation of the VCP until recently proposed TNRCC rules as finalized.


EAST BERNARD, TEXAS

1. Remediation was conducted at the East Bernard facility by an FDIC consultant firm prior to occupancy by HCC; however, a final certification of completion was not issued for a non-hazardous landfill remediation located on the property. Webster Capital has indemnified HCC regarding potential environmental liabilities relating to the closed landfill.

2.   Potable water at this facility may need to be tested and certified.

3. An underground separator at this facility may need to be registered as a UST with possible overflow discharge.

4. A spill control and contingency planning document for an 8,000 gallon above-ground tank is required for this facility. Plans are under way to relocate this tank to another facility.

FARMINGTON, NEW MEXICO
----------------------

1. This is a leased facility that has limited surface soil oil staining. HCC is fabricating a new facility approximately a mile away to be opened in the summer of 1998. Once HCC has relocated, HCC will complete any required cleanup of the property in accordance with applicable law.

HOUSTON (NORTH HOUSTON ROSSLYN), TEXAS
--------------------------------------

1. The City of Houston issued a Notice of Violation ("NOV") to HCC in 1996 with respect to painting and sand blasting at this facility. HCC has taken measures to comply with applicable TNRCC requirements and has submitted documentation of such compliance. However, since the City of Houston is not required to issue a final resolution letter, it has not done so, and subsequently, a second NOV was issued by the City of Houston on August 4, 1997. On August 22, 1997, the second NOV was deleted by the City of Houston as not valid. HCC filed an application for and received a PI-7 and operates thereunder.

2. HCC purchased the property adjoining the North Houston Rosslyn facility from George M. Construction, Inc. ("GMCI"). HCC leased the property back to GMCI through December 1998. The property contains stockpiled soils, waste oil drums, used transformers, used tires, telephone poles, scrap equipment and other debris that will be removed prior to HCC taking possession of the property. GMCI is required to clean-up the property prior to the expiration of its Lease.

HOUSTON (SOUTH LOOP), TEXAS
---------------------------

1. This leased facility has limited soil and groundwater contamination based on a preliminary Phase II investigation by GMS. Waukesha/Pearce, Inc. ("WPI") is responsible for any environmental contamination and related clean-up. HCC is in negotiations with WPI to install four permanent groundwater monitoring wells and conduct additional groundwater and soil testing at the facility based on GMS' test results.

     HCC is also asking WPI to bioremediate soils in contaminated area near the main building and to remove soils around the paint and waste storage areas.

GENERAL FACILITIES DISCLOSURE
-----------------------------

     HCC has acquired air permits or received approval of standard exemptions for painting and/or sandblasting activities at East Bernard, Midland, Bridgeport, Victoria and Bryan, Kilgore. Yukon and Ft. Smith (Pocola, OK) are exempted from air permitting under applicable law.

     HCC has not acquired stormwater permits for any of its facilities, but has determined that these permits are only required at its manufacturing facilities in Columbus and Houston. Stormwater permitting applications at these facilities are currently being prepared or evaluated. The other facilities are reconditioning facilities and not fabricating facilities and permitting is not required.

     Underground storage tanks formerly containing waste oils, glycols and wash waters have been removed from the Houston, Columbus and Oklahoma City facilities. Minor releases associated with these tanks were detected in surrounding soils, but were below applicable risk-based cleanup levels. None of these tanks are used by HCC.

     The following lube/oil antifreeze storage tanks are above 1,100 gallon capacity and therefore may require permitting: Deweyville (8,000 gallon); Lafayette (8,000 gallon); Wilburton (2 at 8,800 gallons, 2 at 2,000 gallons); East Bernard (8,000 gallon); Refugio (6,000 gallon, 4,000 gallon and 2,000 gallon); Sterling City.

     Most HCC facilities (including, but not limited to, Houston, Columbus, Lafayette, Fort Smith, Oklahoma City, Victoria and Bridgeport) have sumps which are typically associated with cleaning, painting, ballasting, testing and fabrication operations. HCC does not believe any of the sumps operated at their facilities are USTs as defined under the EPA definition under RCRA. These sumps may require state registration or the filing of Notice of Registrations with the appropriate state or federal agency.

     HCC contracts with various solvent, oil and waste handling and disposal companies to dispose of used oils, glycols, equipment wash waters and other wastewaters or sediments. We are not aware of any violations or notices of non-compliance relating to the off-site disposal or re-use of such waste materials.

                           HANOVER COMPRESSOR COMPANY
                         12001 NORTH HOUSTON - ROSSLYN
                              HOUSTON, TEXAS 77046



                                  June 1, 1998



To the Holders of Hanover Compressor
Company's Subordinated Notes due
December 21, 2000

     Re:  Hanover Compressor Company ("HCC")

     Reference is made to the Exchange and Subordinated Loan Agreement dated as of December 23, 1996 (the "SUB DEBT AGREEMENT") among HCC and the parties listed on the signature pages thereof as Lenders. Capitalized terms not otherwise defined herein have the meanings ascribed to them in the Sub Debt Agreement.

     As you may recall, the negative covenants set forth in Section 6 of the Sub Debt Agreement are tied directly to the negative covenants in the Second Amended and Restated Credit Agreement, dated as of December 15, 1995 among HCC, The Chase Manhattan Bank, as agent and the banks parties thereto, as amended (the "OLD SENIOR CREDIT AGREEMENT"). In December of 1997, HCC terminated the Old Senior Credit Agreement and simultaneously entered into a Credit
Agreement dated as of December 15, 1997 among HCC, The Chase Manhattan Bank, as Administrative Agent and the several lenders parties thereto (the "EXISTING SENIOR CREDIT AGREEMENT"), which provides HCC with a $200,000,000 unsecured revolving line of credit. In connection with the negotiation of the Existing Senior Credit Agreement, HCC was able to improve the terms of a number of covenants and events of default as compared to those in the Old Senior Credit Agreement. These improvements recognized the expanding, more mature nature of HCC's business and its status as a public company.

     Due to the fact that Section 6 of the Sub Debt Agreement did not automatically incorporate the more flexible covenants in the Existing Senior Credit Agreement (because it was a new agreement and not an amendment of the Old Senior Credit Agreement) there are a number of inconsistencies between the negative covenants in Section 6 of the Sub Debt Agreement and the negative covenants in Section 8 of the Existing Senior Credit Agreement. As HCC has been operating in a manner consistent with the Existing Senior Credit Agreement's more flexible covenants certain technical Events of Default may have occurred under the terms of the Sub Debt Agreement.

June 1, 1998
Page 2



     In order to avoid (i) the occurrence and continuation of Defaults and Events of Default under the Sub Debt Agreement (and related defaults under the Existing Senior Credit Agreement) and (ii) inconsistencies between the Sub Debt Agreement and the Existing Senior Credit Agreement, HCC hereby requests that the Lenders agree as follows:

     (a) to waive any and all Defaults and Events of Default that exist under the Sub Debt Agreement arising out of or related to actions or omissions of HCC and its Subsidiaries that were permitted by the negative covenants in the Existing Senior Credit Agreement;

     (b) to waive any Events of Default caused by the breach of the covenants in Sections 5.6(a) and 5.6(b)(i) of the Sub Debt Agreement due to the failure of HCC to timely notify the Lender of any default or Event of Default waived in clause (a) above;

     (c) to amend Section 1.1 of the Sub Debt Agreement to delete the text of the definition of "Senior Loan Agreements" in its entirety and substitute the following in lieu thereof:

     "SENIOR LOAN AGREEMENTS": that certain Credit Agreement dated as of December 15, 1997 (as amended), by and among the Company and The Chase Manhattan Bank administrative agent for the banks parties thereto and any successor agreements under any restructuring, refinancing, replacement, or succession thereof, or any other new creditor facility provided by institutional lenders for the benefit of the Company, its Subsidiaries, or their respective successors and assigns as such agreements may be amended, restated modified or supplemented from time to time, including, without limitation, amendments, modifications, supplements and restatements thereof giving effect to increases, renewals, extensions, refundings, deferrals, restructurings, replacements or refinancing of, or additions to, the arrangements provided in such Agreements (whether provided by the original lenders and administrative agent under such Credit Agreement or any successor agent or other lenders).

     (d) to amend Section 5.6 of the Sub Debt Agreement by deleting the text of that Section in its entirety and substituting the text of Section 7.7 of the Existing Senior Credit Agreement, mutatis mutandis, in lieu thereof; provided, that to the extent Section 7.7 of the Existing Senior Credit Agreement is hereafter amended, supplemented, waived, or deleted, the text of Section 5.6 of the Sub Debt Agreement shall be deemed to be so amended, waived, supplemented or deleted;

     (e) to amend Section 6 of the Sub Debt Agreement by deleting the text of that Section

June 1, 1998
Page 3



in its entirety and substituting the following in lieu thereof:

     "So long as the Notes remain outstanding and unpaid, or any other amount is owing to the Lenders hereunder, the Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly take any action, omit to take any action, or permit to exist any circumstances, that would cause the Company to fail to comply with the negative covenants set forth in the Senior Loan Agreements, with such amendments, supplements and other changes to such negative covenants, and such consents, waivers or other modifications and other changes to such negative covenants, and such consents, waivers or other modifications granted in connection therewith, as shall be adopted or granted pursuant to the terms of such Senior Loan Agreements. The obligations of the Company set forth in this Section 6 shall continue notwithstanding the termination of such Senior Loan Agreements; provided, however, in the event that the Company is bound by more than one Senior Loan Agreement and the negative covenants in such Senior Loan Agreements conflict, the negative covenants that provide the Company with the greatest flexibility will govern and bind the Company for the purposes of this Section 6."

     (f) to amend Sections 7(e), 7(h) and 7(i) of the Sub Debt Agreement to delete the references to "$2,500,000" therein and substitute "$5,000,000" in lieu thereof;

     (g) to amend Section 9.2 of the Sub Debt Agreement to delete the telecopier number for HCC listed therein and substituting "(281) 447-0821" in lieu thereof;

     (h)  to amend Section 9 of the Sub Debt Agreement by adding a new Section
9.16 thereto as follows:

     "9.16 Conflicts with Senior Loan Agreements. In the event that any provisions of this Agreement conflicts with any provisions of the Senior Loan Agreements, the provisions of this Agreement shall be deemed amended, supplement or waived to the extent necessary to avoid such conflict."

     The effectiveness of the waivers and amendment set forth herein is subject to the approval by each Lender of the terms hereof, which approval shall be indicated by the execution by all such Lenders of counterparts of this letter.

     Except as specifically set forth herein, the Sub Debt Agreement shall remain in full force and effect in accordance with its terms, without any further amendment, modification or waiver

June 1, 1998
Page 4


of any provision thereof.


         This letter may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This letter may be executed and delivered by telecopier.

         THIS LETTER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS, WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS THEREOF.

         If you are in agreement with the foregoing, please execute a copy of this letter in the space indicated below, which signature will constitute acceptance of the terms hereof and will implement the waivers and amendments described above (subject to the condition to effectiveness described above), and return it no later than Friday, June 5, 1998 by facsimile to 312/269-1747,
Attention: Richard S. Meller, with a hard copy to follow by U.S. Mail addressed as follows:

                               Neal, Gerber & Eisenberg
                               Two North LaSalle, Suite 2100
                               Chicago, Illinois 60602
                               Attention: Richard S. Meller

         If you have any questions regarding the foregoing please contact Curtis Bedrich at 281/447-8787 or Michael A. Pucker at 312/269-8444.

                                       Very truly yours,


                                       HANOVER COMPRESSOR COMPANY


                                       By: /s/ CURTIS BEDRICH
                                          --------------------------------------
                                               Curtis Bedrich,
                                               Chief Financial Officer




                               Agreed to and Accepted as of June 1, 1998:

June 1, 1998
Page 5



                                      GKH INVESTMENTS, L.P., a Delaware limited partnership

                                      By: GKH PARTNERS, L.P., a Delaware
                                      limited partnership, its general partner

                                      By: JAKK Holding Corp., a general partner

                                      By: /s/ MELVYN N. KLEIN
                                          ------------------------------
                                          Melvyn N. Klein, President


                                      GKH PARTNERS, L.P., a Delaware limited
                                      partnership

                                      By: JAKK Holding Corp., a general partner

                                      By: /s/ MELVYN N. KLEIN
                                          ------------------------------
                                          Melvyn N. Klein, President


                                      IPP95, L.P.

                                      By: WESINVEST, Inc., its general partner

                                      By: /s/ [ILLEGIBLE]
                                          -------------------------------
                                          Title: [ILLEGIBLE]

June 1, 1998
Page 6




                                   HANNA INVESTMENT GROUP II

                                   By:  /s/ JIM L. HANNA
                                        --------------------------------
                                          Title:  Managing Partner


                                   OTTO CANDIES, INC.

                                   By:  /s/ PHYLLIS S. HOJEL
                                        --------------------------------
                                          Title:  Agent


                                   HERBERT E. WARE, JR. PROPERTIES, INC.

                                   By:  /s/ HERBERT E. WARE, JR.
                                        --------------------------------
                                          Title:  President



                                        /s/ PHYLLIS S. HOJEL
                                        --------------------------------
                                            PHYLLIS S. HOJEL


                                        /s/ TED COLLINS, JR.
                                        --------------------------------
                                            TED COLLINS, JR.


                                        /s/ L. O. WARD
                                        --------------------------------
                                            L. O. WARD

[CHASE LOGO]

                                                                   June 10, 1998

Hanover Compressor Company
12001 North Houston-Rosslyn
Houston, Texas 77096

Dear Sirs:

         The Chase Manhattan Bank ("Chase") is pleased to inform you of its agreement, subject to the terms and conditions hereof, to make loans to Hanover Compressor Company ("HCC") from time to time through September 10, 1998, in an aggregate principal amount not to exceed $30,000,000 at any one time outstanding (the "Loans"). The Loans to be made under this letter agreement (the "Letter Agreement") are in addition to loans Chase is committed to make under the Credit Agreement, dated as of December 15, 1997, as amended by the Waiver and First Amendment thereto, dated as of June 10, 1998 (the "Credit Agreement") among HCC, the several Lenders party thereto and The Chase Manhattan Bank, as Administrative Agent, Except as otherwise defined herein, all capitalized terms used in the Credit Agreement are used herein with their defined meanings.

         The Loans to be made under this Letter Agreement will be governed by the same terms and provisions of the Credit Agreement as if Chase were the sole Lender thereunder, the functions of the Administrative Agent were performed by Chase and the

Hanover Compressor Company            -2-                          June 10, 1998





Loans were made under the Credit Agreement. The Applicable Margin for the Loans and Applicable Commitment Fee Rate for the Bank's agreement to make the Loans hereunder will be the rates as provided in the Credit Agreement. The Loans under this Letter Agreement will be evidenced by the promissory note attached hereto as Exhibit A (the "Note"). All Loans shall be paid in full no later than September 10, 1998 (the "Final Maturity Date"). In addition, HCC shall prepay the Loans in full (together with all interest and any other amounts described in subsection 3.13 of the Credit Agreement with respect to such Loans) on the date that the initial extension of credit is made under the proposed approximate $194,000,000 equipment lease transaction being arranged by Chase Securities Inc. So long as the Loans are available to HCC pursuant to the terms hereof, HCC may borrow, prepay and reborrow the Loans in whole or in part.

         In furtherance of the foregoing, the provisions of the Credit Agreement (other than subsections 2.1, 3.6, 3.14, Section 4, subsection 6.1, Section 10 and subsections 11.5(a) and 11.7(a)) are hereby incorporated by reference, mutatis mutandis. Notwithstanding anything to the contrary contained herein, no amendment, modification or waiver of any provision of the Credit Agreement after the date hereof shall be effective under this Letter Agreement unless consented to by Chase thereunder.

         In order to induce Chase to enter into this Letter Agreement and make the Loans provided for herein, HCC hereby confirms that the representations and warranties as incorporated herein from the Credit Agreement are true and correct in all material respects on the date hereof (except for (i) the representations and warranties or parts

Hanover Compressor Company            -3-                          June 10, 1998



thereof that, by their terms, expressly relate solely to a specific date, in which case such representations or warranties or parts thereof shall be true and correct in all material respects as of such specific date and (ii) to the extent updated in connection with the Waiver and First Amendment dated as of June 10,
1998).

         This Letter Agreement and Chase's obligations to make Loans hereunder shall become effective upon Chase's receipt of (i) a copy of this Letter Agreement and the Note executed by a Responsible Officer of HCC and each Subsidiary Guarantor listed below and (ii) a copy of resolutions authorizing HCC's execution, delivery and performance of this Letter Agreement and the Note.

         This Letter Agreement may be executed in counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Letter Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

         THIS LETTER AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         HCC agrees to pay or reimburse Chase for all of Chase's reasonable out-of-pocket costs and expenses incurred in connection with the preparation, negotiation and execution of this Letter Agreement, including, without limitation, the reasonable fees and disbursements of counsel to Chase.

Hanover Compressor Company            -4-                          June 10, 1998



         If you are in agreement with the foregoing, please execute a copy of this letter in the space provided below, whereupon this Letter Agreement shall become an agreement among us as of the day and year first above written.

                                             Very truly yours,

                                             THE CHASE MANHATTAN BANK

                                             By: /s/ PETER M. LING
                                                 -------------------------------
                                             Title: Peter M. Ling
                                                    Vice President

Agreed to and Accepted:

HANOVER COMPRESSOR COMPANY

By:  /s/ CURTIS BEDRICH
   ---------------------------
   Title:  Treasurer


         Each of the undersigned hereby acknowledges receipt of the foregoing Letter Agreement and hereby, jointly and severally, unconditionally and irrevocably guarantees to Chase the prompt, complete payment and performance by HCC when due (whether at stated maturity, by acceleration or otherwise) of the unpaid principal of and interest on the Loans and all other obligations and liabilities of HCC to Chase (including, without limitation, interest accruing at the then applicable rate provided in the Letter Agreement after the maturity of the Loans and interest accruing at the then applicable rate provided in the Letter Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to HCC,

Hanover Compressor Company            -5-                          June 10, 1998



whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter incurred, which may arise under, out of, or in connection with, the Letter Agreement, the Note, or any other document made, delivered or given in connection therewith, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to Chase that are required to be paid by HCC).

         The terms and provisions of the foregoing guarantee shall be subject to the same terms and conditions of the Subsidiaries' Guarantee dated as of December 15, 1997 made by each of the undersigned as if such provisions were herein incorporated mutatis mutandis, provided that the term Obligations shall refer specifically and only to the obligations described in the immediately preceding paragraph.

Hanover Compressor Company            -6-                          June 10, 1998



         IN WITNESS WHEREOF, each of the undersigned has caused this Guarantee to be duly executed and delivered by its duly authorized officer as of the day and year first above written.

HANOVER/SMITH, INC.                         HANOVER MAINTECH, INC.


By /s/ CURTIS BEDRICH                       By /s/ CURTIS BEDRICH
  ---------------------------------           ---------------------------------
  Name: Curtis Bedrich                         Name: Curtis Bedrich
  Title: Treasurer                             Title: Treasurer

Address for Notices:                        Address for Notices:
12001 North Houston Rosslyn                 12001 North Houston Rosslyn
Houston, Texas 77086                        Houston, Texas 77086
Attn: Chief Financial Officer               Attn: Chief Financial Officer
Fax: 281-447-8781                           Fax: 281-447-8781


HANOVER LAND COMPANY

By /s/ CURTIS BEDRICH
  ---------------------------------
  Name: Curtis Bedrich
  Title: Treasurer

Address for Notices:
12001 North Houston Rosslyn
Houston, Texas 77086
Attn: Chief Financial Officer
Fax: 281-447-8781

                                                                       EXHIBIT A







                                 PROMISSORY NOTE


$30,000,000                                                   New York, New York
                                                                   June 10, 1998


     FOR VALUE RECEIVED, the undersigned, Hanover Compressor Company, a Delaware corporation ("HCC"), hereby unconditionally promises to pay to the order of The Chase Manhattan Bank ("The Bank") at its office located at 270 Park Avenue, New York, New York 10017, in lawful money of the United States of America and in immediately available funds, on the Final Maturity Date the principal amount of
(a) THIRTY MILLION DOLLARS ($30,000,000), or, if less, (b) the aggregate unpaid principal amount of all Loans made by the Bank to HCC pursuant to the Letter Agreement, as hereinafter defined. HCC further agrees to pay interest in like money at such office on the unpaid principal amount hereof from time to time outstanding at the rates and on the dates specified in the Letter Agreement.

     The holder of this Note is authorized to endorse on the schedules annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof the date, Type and amount of each Loan made pursuant to the Letter Agreement and the date and amount of each payment or repayment of principal thereof, each continuation thereof, each conversion of all or a portion thereof to another Type and, in the case of Eurodollar Loans, the length of each Interest Period with respect thereto. Each such endorsement shall constitute prima facie evidence of the accuracy of the information endorsed. The failure to make any such endorsement shall not affect the obligations of HCC in respect of such Loan.

     This Note (a) is the Note referred to in the Letter Agreement dated June 10, 1998 (as further amended, supplemented or otherwise modified from time to time, the "Letter Agreement"), between HCC and the Bank, (b) is subject to the provisions of the Letter Agreement and (c) is subject to optional and mandatory prepayment in whole or in part as provided in the Letter Agreement. This Note is guaranteed as provided in the Letter Agreement. Reference is hereby made to the Letter Agreement for a description of the nature and extent of the guarantees, the terms and conditions upon which each guarantee was granted and the rights of the holder of this Note in respect thereof.

         Upon the occurrence of any one or more of the Events of default, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided in the Letter Agreement.

         All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

         Unless otherwise defined herein, terms defined in the Letter Agreement and used herein shall have the meanings given to them in the Letter Agreement.

         THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.



                                       HANOVER COMPRESSOR COMPANY


                                       By: /s/ CURTIS BEDRICH
                                           -------------------------------------
                                       Name: Curtis Bedrich
                                             -----------------------------------
                                       Title: Treasurer
                                              ----------------------------------

                                                                      SCHEDULE A
                                                              TO PROMISSORY NOTE


                 LOANS, CONVERSIONS AND REPAYMENTS OF ABR LOANS

----------------------------------------------------------------------------------------------------------
                                                            AMOUNT OF ABR
                           AMOUNT           AMOUNT OF      LOANS CONVERTED    UNPAID PRINCIPAL
        AMOUNT OF ABR   CONVERTED TO    PRINCIPAL OF ABR          TO           BALANCE OF ABR    NOTATION
DATE        LOANS        ABR LOANS         LOANS REPAID    EURODOLLAR LOANS        LOANS         MADE BY
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

                                                                               4

----------------------------------------------------------------------------------------------------------
                                                            AMOUNT OF ABR
                           AMOUNT           AMOUNT OF      LOANS CONVERTED    UNPAID PRINCIPAL
        AMOUNT OF ABR   CONVERTED TO    PRINCIPAL OF ABR          TO           BALANCE OF ABR    NOTATION
DATE        LOANS        ABR LOANS         LOANS REPAID    EURODOLLAR LOANS        LOANS         MADE BY
----------------------------------------------------------------------------------------------------------

==========================================================================================================

                                                                      SCHEDULE B
                                                              TO PROMISSORY NOTE


      LOANS, CONTINUATIONS, CONVERSIONS AND REPAYMENTS OF EURODOLLAR LOANS


-------------------------------------------------------------------------------------------------------------------
                                                                          Amount of       Unpaid
                           Amount      Interest Period      Amount of     Eurodollar     Principal
           Amount of    Converted to    and Eurodollar     Principal of     Loans        Balance of
          Eurodollar     Eurodollar       Rate with         Eurodollar   Converted to    Eurodollar     Notation
Date         Loans         Loans       Respect Thereto     Loans Repaid    ABR Loans       Loans        Made By
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

===================================================================================================================

                           HANOVER COMPRESSOR COMPANY

                            SECRETARY'S CERTIFICATE

         I, Richard S. Meller, do hereby certify that I am the Secretary of Hanover Compressor Company, a Delaware corporation (the "Corporation"), and that I have been duly appointed and qualified and am presently serving in the capacity of Secretary of the Corporation in accordance with the By-laws of the Corporation. I hereby further certify as follows:

         1. Annexed hereto as Exhibit A are true and correct copy of the resolutions duly adopted by the Board of Directors of the Corporation. The resolutions set forth in Exhibit A have not been altered, amended, modified, revoked or rescinded and are in full force and effect on the date hereof.

         IN WITNESS WHEREOF, I have set my hand hereto as of the 15th day of July, 1998.


                                           /s/ RICHARD S. MELLER
                                           -------------------------------------
                                           Richard S. Meller, Secretary

                                                                       EXHIBIT A

APPROVAL OF SUPPLEMENTAL $30 MILLION SHORT TERM CREDIT FACILITY.

         Mr. Bedrich presented to the Board a proposal for a supplemental $30 million short term credit facility from the Chase Manhattan Bank. After motion duly made and seconded, the Board approved the following resolutions:

                 RESOLVED, that a new $30 million credit facility (the "Supplemental Credit Facility") with The Chase Manhattan Bank ("Chase") in the form of Exhibit C hereto together with the amendment to the Company's $200 million revolving credit facility (the "Amendment") permitting the Supplemental Credit Facility in the form of Exhibit D hereto is hereby authorized and approved.

                 FURTHER RESOLVED, that the proper officers of the Company be, and they hereby are, authorized and directed on behalf of the Company to execute any and all agreements, instruments and documents and to do or cause to be done all such further acts and things as they may deem necessary or advisable in order to carry into effect the tenor and purport of the above resolutions; and that all actions taken by the officers of the Company and all actions heretofore taken by the officers, be and they hereby are, ratified, approved, adopted and confirmed;

                 FURTHER RESOLVED, that whenever it is provided in these resolutions that any officer or officers of the Company may execute any document or other instrument or take such other action as he or they may or shall deem, or determine to be, advisable or in the best interests of the Company or as he or they may or shall approve, the fact that such officer or officers shall execute such document or other instrument or take such other action shall be deemed to be conclusive evidence that such officer or officers deem and determine the execution of such document or other instrument or the taking of such other action to be advisable and in the best interests of the Company and approve such action; and

                 FURTHER RESOLVED, that for purposes of these resolutions the "proper officers of the Company" shall be deemed to be the Chairman of the Board, the President and Chief Executive Officer, the Executive Vice President and the Chief Financial Officer and Treasurer of the Company, unless applicable statutes, rules or regulations applicable to the Company require action by a particular officer or officers of the Company, in which event the term "proper officers of the Company" shall be deemed to include any such officer or officers and the action of any proper officer of the Company may be attested to or verified under the corporate seal of the Company by the Secretary of the Company.

SYNTHETIC LEASE FINANCING

         Mr. Bedrich then presented to the Board plans for a synthetic lease financing facility in the amount of $200 million and reviewed the terms thereof and attached hereto as Exhibit E. After discussion and a motion duly made and seconded, the Board unanimously adopted the following resolutions:

                  RESOLVED, that the lease transaction described in Exhibit E attached hereto, is hereby authorized and approved, including without limitation, the sale of compressors and related equipment, the lease of such compressors and related equipment and the guaranty all as contemplated therein.

                  FURTHER RESOLVED, that the proper officers of the Company be, and they hereby are, authorized and directed on behalf of the Company to execute any and all agreements, instruments and documents and to do or cause to be done all such further acts and things as they may deem necessary or advisable in order to carry into effect the tenor and purport of the above resolutions; and that all actions taken by the officers of the Company and all actions heretofore taken by the officers, be and the hereby are, ratified, approved, adopted and confirmed;

                  FURTHER RESOLVED, that whenever it is provided in these resolutions that any officer or officers of the Company may execute any document or other instrument or take such other action as he or they may or shall deem, or determine to be, advisable or in the best interests of the Company or as he or they may or shall approve, the fact that such officer or officers shall execute such document or other instrument or take such other action shall be deemed to be conclusive evidence that such officer or officers deem and determine the execution of such document or other instrument or the taking of such other action to be advisable and in the best interests of the Company and approve such action; and

                  FURTHER RESOLVED, that for purposes of these resolutions the "proper officers of the Company" shall be deemed to be the Chairman of the Board, the President and Chief Executive Officer, the Executive Vice President and the Chief Financial Officer and Treasurer of the Company, unless applicable statutes, rules or regulations applicable to the Company require action by a particular officer or officers of the Company, in which event the term "proper officers of the Company" shall be deemed to include any such officer or officers and the action of any proper officer of the Company may be attested to or verified under the corporate seal of the Company by the Secretary of the Company.

                                                                       EXHIBIT C

          See tab 3 of this set of Closing Documents, "Letter Agreement, dated June 10 1998, committing Chase to additional loans."

                                                                       EXHIBIT D

         See tab 1 of this set of Closing Documents, "Waiver and First Amendment, with Annexes attached thereto, dated as of June 10, 1998."

                                                                       EXHIBIT E

         See tab 7 of this set of Closing Documents, "Synthetic Lease Summary of Terms and Conditions (Annex I to the Second Amendment)."

                              HANOVER/SMITH, INC.

                            SECRETARY'S CERTIFICATE

         I, Richard S. Meller, do hereby certify that I am the Secretary of Hanover/Smith, Inc., a Texas corporation (the "Corporation"), and that I have been duly appointed and qualified and am presently serving in the capacity of Secretary of the Corporation in accordance with the By-laws of the Corporation. I hereby further certify as follows:

         1. Annexed hereto as Exhibit A are true and correct copy of the resolutions duly adopted by the Board of Directors of the Corporation. The resolutions set forth in Exhibit A have not been altered, amended, modified, revoked or rescinded and are in full force and effect on the date hereof.

         IN WITNESS WHEREOF, I have set my hand hereto as of the 15th day of July, 1998.


                                           /s/ RICHARD S. MELLER
                                           -------------------------------------
                                           Richard S. Meller, Secretary

                                                                       EXHIBIT A

                           UNANIMOUS WRITTEN CONSENT
                          OF THE BOARD OF DIRECTORS OF
                              HANOVER/SMITH, INC.


         The undersigned, being all of the directors of HANOVER/SMITH, INC., a Delaware corporation (the "Corporation"), in lieu of a special meeting of the Board of Directors and pursuant to the authority of Section 141(f) of the Delaware General Corporation Law, hereby consent to, authorize and adopt the following resolutions with the same force and effect as if the undersigned were personally present at a meeting of the Board of Directors of the Corporation and had voted for the same:


                 RESOLVED, that a new $30 million credit facility (the "Supplemental Credit Facility") with The Chase Manhattan Bank ("Chase") in the form of Exhibit A hereto together with the amendment to the Company's $200 million revolving credit facility (the "Amendment") permitting the Supplemental Credit Facility in the form of Exhibit B hereto is hereby authorized and approved.

                 FURTHER RESOLVED, that the proper officers of the Company be, and they hereby are, authorized and directed on behalf of the Company to execute any and all agreements, instruments and documents and to do or cause to be done all such further acts and things as they may deem necessary or advisable in order to carry into effect the tenor and purport of the above resolutions; and that all actions taken by the officers of the Company and all actions heretofore taken by the officers, be and they hereby are, ratified, approved, adopted and confirmed;

                 FURTHER RESOLVED, that whenever it is provided in these resolutions that any officer or officers of the Company may execute any document or other instrument or take such other action as he or they may or shall deem, or determine to be, advisable or in the best interests of the Company or as he or they may or shall approve, the fact that such officer or officers shall execute such document or other instrument or take such other action shall be deemed to be conclusive evidence that such officer or officers deem and determine the execution of such document or other instrument or the taking of such other action to be advisable and in the best interests of the Company and approve such action; and

                 FURTHER RESOLVED, that for purposes of these resolutions the "proper officers of the Company" shall be deemed to be the Chairman of the Board, the President and Chief Executive Officer, the Executive Vice President and the Chief Financial Officer and Treasurer of the Company, unless applicable statutes, rules or regulations applicable to the Company require action by a particular officer or officers of the Company, in which event the term "proper officers of the Company" shall be deemed to include any such officer or officers and the action of any proper officer of the Company may be attested to or verified under the corporate seal of the Company by the Secretary of the Company.

                  FURTHER RESOLVED, that the lease transaction described in Exhibit C attached hereto, is hereby authorized and approved, including without limitation, the sale of compressors and related equipment, the lease of such compressors and related equipment and the guaranty all as contemplated therein.

                  FURTHER RESOLVED, that the proper officers of the Company be, and they hereby are, authorized and directed on behalf of the Company to execute any and all agreements, instruments and documents and to do or cause to be done all such further acts and things as they may deem necessary or advisable in order to carry into effect the tenor and purport of the above resolutions; and that all actions taken by the officers of the Company and all actions heretofore taken by the officers, be and they hereby are, ratified, approved, adopted and confirmed;

                  FURTHER RESOLVED, that whenever it is provided in these resolutions that any officer or officers of the Company may execute any document or other instrument or take such other action as he or they may or shall deem, or determine to be, advisable or in the best interests of the Company or as he or they may or shall approve, the fact that such officer or officers shall execute such document or other instrument or take such other action shall be deemed to be conclusive evidence that such officer or officers deem and determine the execution of such document or other instrument or the taking of such other action to be advisable and in the best interests of the Company and approve such action; and

                  FURTHER RESOLVED, that for purposes of these resolutions the "proper officers of the Company" shall be deemed to be the Chairman of the Board, the President and Chief Executive Officer, the Executive Vice President and the Chief Financial Officer and Treasurer of the Company, unless applicable statutes, rules or regulations applicable to the Company require action by a particular officer or officers of the Company, in which event the term "proper officers of the Company" shall be deemed to include any such officer or officers and the action of any proper officer of the Company may be attested to or verified under the corporate seal of the Company by the Secretary of the Company.


Dated: May 20, 1998

                                     /s/ MICHAEL J. MCGHAN
                                     -------------------------------------------
                                     Michael J. McGhan



                                     /s/ WILLIAM S. GOLDBERG
                                     -------------------------------------------
                                     William S. Goldberg



                                     /s/ CURTIS BEDRICH
                                     -------------------------------------------
                                     Curtis Bedrich


                                     BEING ALL OF THE DIRECTORS OF THE
                                     CORPORATION

                                                                       EXHIBIT A

          See tab 3 of this set of Closing Documents, "Letter Agreement, dated June 10 1998, committing Chase to additional loans."

                                                                       EXHIBIT B

         See tab 1 of this set of Closing Documents, "Waiver and First Amendment, with Annexes attached thereto, dated as of June 10, 1998."

                                                                       EXHIBIT C

         See tab 7 of this set of Closing Documents, "Synthetic Lease Summary of Terms and Conditions (Annex I to the Second Amendment)."

                              HANOVER LAND COMPANY

                            SECRETARY'S CERTIFICATE

         I, Richard S. Meller, do hereby certify that I am the Secretary of Hanover Land Company, a Texas corporation (the "Corporation"), and that
I have been duly appointed and qualified and am presently serving in the capacity of Secretary of the Corporation in accordance with the By-laws of the Corporation. I hereby further certify as follows:

         1. Annexed hereto as Exhibit A are true and correct copy of the resolutions duly adopted by the Board of Directors of the Corporation. The resolutions set forth in Exhibit A have not been altered, amended, modified, revoked or rescinded and are in full force and effect on the date hereof.

         IN WITNESS WHEREOF, I have set my hand hereto as of the 15th day of July, 1998.


                                           /s/ RICHARD S. MELLER
                                           -------------------------------------
                                           Richard S. Meller, Secretary

                                                                       EXHIBIT A

                           UNANIMOUS WRITTEN CONSENT
                          OF THE BOARD OF DIRECTORS OF
                              HANOVER LAND COMPANY


         The undersigned, being all of the directors of HANOVER LAND COMPANY, a Texas corporation (the "Corporation"), in lieu of a special meeting of the Board of Directors and pursuant to the authority of Section 9.10 of the Texas Business Corporation Act, hereby consent to, authorize and adopt the following resolutions with the same force and effect as if the undersigned were personally present at a meeting of the Board of Directors of the Corporation and had voted for the same:


                 RESOLVED, that a new $30 million credit facility (the "Supplemental Credit Facility") with The Chase Manhattan Bank ("Chase") in the form of Exhibit A hereto together with the amendment to the Company's $200 million revolving credit facility (the "Amendment") permitting the Supplemental Credit Facility in the form of Exhibit B hereto is hereby authorized and approved.

                 FURTHER RESOLVED, that the proper officers of the Company be, and they hereby are, authorized and directed on behalf of the Company to execute any and all agreements, instruments and documents and to do or cause to be done all such further acts and things as they may deem necessary or advisable in order to carry into effect the tenor and purport of the above resolutions; and that all actions taken by the officers of the Company and all actions heretofore taken by the officers, be and they hereby are, ratified, approved, adopted and confirmed;

                 FURTHER RESOLVED, that whenever it is provided in these resolutions that any officer or officers of the Company may execute any document or other instrument or take such other action as he or they may or shall deem, or determine to be, advisable or in the best interests of the Company or as he or they may or shall approve, the fact that such officer or officers shall execute such document or other instrument or take such other action shall be deemed to be conclusive evidence that such officer or officers deem and determine the execution of such document or other instrument or the taking of such other action to be advisable and in the best interests of the Company and approve such action; and

                 FURTHER RESOLVED, that for purposes of these resolutions the "proper officers of the Company" shall be deemed to be the Chairman of the Board, the President and Chief Executive Officer, the Executive Vice President and the Chief Financial Officer and Treasurer of the Company, unless applicable statutes, rules or regulations applicable to the Company require action by a particular officer or officers of the Company, in which event the term "proper officers of the Company" shall be deemed to include any such officer or officers and the action of any proper officer of the Company may be attested to or verified under the corporate seal of the Company by the Secretary of the Company.

                  FURTHER RESOLVED, that the lease transaction described in Exhibit C attached hereto, is hereby authorized and approved, including without limitation, the sale of compressors and related equipment, the lease of such compressors and related equipment and the guaranty all as contemplated therein.

                  FURTHER RESOLVED, that the proper officers of the Company be, and they hereby are, authorized and directed on behalf of the Company to execute any and all agreements, instruments and documents and to do or cause to be done all such further acts and things as they may deem necessary or advisable in order to carry into effect the tenor and purport of the above resolutions; and that all actions taken by the officers of the Company and all actions heretofore taken by the officers, be and they hereby are, ratified, approved, adopted and confirmed;

                  FURTHER RESOLVED, that whenever it is provided in these resolutions that any officer or officers of the Company may execute any document or other instrument or take such other action as he or they may or shall deem, or determine to be, advisable or in the best interests of the Company or as he or they may or shall approve, the fact that such officer or officers shall execute such document or other instrument or take such other action shall be deemed to be conclusive evidence that such officer or officers deem and determine the execution of such document or other instrument or the taking of such other action to be advisable and in the best interests of the Company and approve such action; and

                  FURTHER RESOLVED, that for purposes of these resolutions the "proper officers of the Company" shall be deemed to be the Chairman of the Board, the President and Chief Executive Officer, the Executive Vice President and the Chief Financial Officer and Treasurer of the Company, unless applicable statutes, rules or regulations applicable to the Company require action by a particular officer or officers of the Company, in which event the term "proper officers of the Company" shall be deemed to include any such officer or officers and the action of any proper officer of the Company may be attested to or verified under the corporate seal of the Company by the Secretary of the Company.


Dated: May 20, 1998

                                     /s/ MICHAEL J. MCGHAN
                                     -------------------------------------------
                                     Michael J. McGhan



                                     /s/ WILLIAM S. GOLDBERG
                                     -------------------------------------------
                                     William S. Goldberg


                                     BEING ALL OF THE DIRECTORS OF THE
                                     CORPORATION

                                                                       EXHIBIT A

          See tab 3 of this set of Closing Documents, "Letter Agreement, dated June 10 1998, committing Chase to additional loans."

                                                                       EXHIBIT B

         See tab 1 of this set of Closing Documents, "Waiver and First Amendment, with Annexes attached thereto, dated as of June 10, 1998."

                                                                       EXHIBIT C

         See tab 7 of this set of Closing Documents, "Synthetic Lease Summary of Terms and Conditions (Annex I to the Second Amendment)."

                           MAINTECH ENTERPRISES, INC.

                            SECRETARY'S CERTIFICATE

         I, Richard S. Meller, do hereby certify that I am the Secretary of Maintech Enterprises, Inc., a Texas corporation (the "Corporation"), and that I have been duly appointed and qualified and am presently serving in the capacity of Secretary of the Corporation in accordance with the By-laws of the Corporation. I hereby further certify as follows:

         1. Annexed hereto as Exhibit A are true and correct copy of the resolutions duly adopted by the Board of Directors of the Corporation. The resolutions set forth in Exhibit A have not been altered, amended, modified, revoked or rescinded and are in full force and effect on the date hereof.

         IN WITNESS WHEREOF, I have set my hand hereto as of the 15th day of July, 1998.


                                           /s/ RICHARD S. MELLER
                                           -------------------------------------
                                           Richard S. Meller, Secretary

                                                                       EXHIBIT A

                           UNANIMOUS WRITTEN CONSENT
                          OF THE BOARD OF DIRECTORS OF
                           MAINTECH ENTERPRISES, INC.


         The undersigned, being all of the directors of MAINTECH ENTERPRISES, INC., a Texas corporation (the "Corporation"), in lieu of a special meeting of the Board of Directors and pursuant to the authority of Section 9.10 of the Texas Business Corporation Act, hereby consent to, authorize and adopt the following resolutions with the same force and effect as if the undersigned were personally present at a meeting of the Board of Directors of the Corporation and had voted for the same:


                 RESOLVED, that a new $30 million credit facility (the "Supplemental Credit Facility") with The Chase Manhattan Bank ("Chase") in the form of Exhibit A hereto together with the amendment to the Company's $200 million revolving credit facility (the "Amendment") permitting the Supplemental Credit Facility in the form of Exhibit B hereto is hereby authorized and approved.

                 FURTHER RESOLVED, that the proper officers of the Company be, and they hereby are, authorized and directed on behalf of the Company to execute any and all agreements, instruments and documents and to do or cause to be done all such further acts and things as they may deem necessary or advisable in order to carry into effect the tenor and purport of the above resolutions; and that all actions taken by the officers of the Company and all actions heretofore taken by the officers, be and they hereby are, ratified, approved, adopted and confirmed;

                 FURTHER RESOLVED, that whenever it is provided in these resolutions that any officer or officers of the Company may execute any document or other instrument or take such other action as he or they may or shall deem, or determine to be, advisable or in the best interests of the Company or as he or they may or shall approve, the fact that such officer or officers shall execute such document or other instrument or take such other action shall be deemed to be conclusive evidence that such officer or officers deem and determine the execution of such document or other instrument or the taking of such other action to be advisable and in the best interests of the Company and approve such action; and

                 FURTHER RESOLVED, that for purposes of these resolutions the "proper officers of the Company" shall be deemed to be the Chairman of the Board, the President and Chief Executive Officer, the Executive Vice President and the Chief Financial Officer and Treasurer of the Company, unless applicable statutes, rules or regulations applicable to the Company require action by a particular officer or officers of the Company, in which event the term "proper officers of the Company" shall be deemed to include any such officer or officers and the action of any proper officer of the Company may be attested to or verified under the corporate seal of the Company by the Secretary of the Company.

                  FURTHER RESOLVED, that the lease transaction described in Exhibit C attached hereto, is hereby authorized and approved, including without limitation, the sale of compressors and related equipment, the lease of such compressors and related equipment and the guaranty all as contemplated therein.

                  FURTHER RESOLVED, that the proper officers of the Company be, and they hereby are, authorized and directed on behalf of the Company to execute any and all agreements, instruments and documents and to do or cause to be done all such further acts and things as they may deem necessary or advisable in order to carry into effect the tenor and purport of the above resolutions; and that all actions taken by the officers of the Company and all actions heretofore taken by the officers, be and they hereby are, ratified, approved, adopted and confirmed;

                  FURTHER RESOLVED, that whenever it is provided in these resolutions that any officer or officers of the Company may execute any document or other instrument or take such other action as he or they may or shall deem, or determine to be, advisable or in the best interests of the Company or as he or they may or shall approve, the fact that such officer or officers shall execute such document or other instrument or take such other action shall be deemed to be conclusive evidence that such officer or officers deem and determine the execution of such document or other instrument or the taking of such other action to be advisable and in the best interests of the Company and approve such action; and

                  FURTHER RESOLVED, that for purposes of these resolutions the "proper officers of the Company" shall be deemed to be the Chairman of the Board, the President and Chief Executive Officer, the Executive Vice President and the Chief Financial Officer and Treasurer of the Company, unless applicable statutes, rules or regulations applicable to the Company require action by a particular officer or officers of the Company, in which event the term "proper officers of the Company" shall be deemed to include any such officer or officers and the action of any proper officer of the Company may be attested to or verified under the corporate seal of the Company by the Secretary of the Company.


Dated: May 20, 1998

                                     /s/ MICHAEL J. MCGHAN
                                     -------------------------------------------
                                     Michael J. McGhan



                                     /s/ WILLIAM S. GOLDBERG
                                     -------------------------------------------
                                     William S. Goldberg



                                     /s/ CURTIS BEDRICH
                                     -------------------------------------------
                                     Curtis Bedrich



                                     BEING ALL THE DIRECTORS OF THE
                                     CORPORATION

                                                                       EXHIBIT A

          See tab 3 of this set of Closing Documents, "Letter Agreement, dated June 10 1998, committing Chase to additional loans."

                                                                       EXHIBIT B

         See tab 1 of this set of Closing Documents, "Waiver and First Amendment, with Annexes attached thereto, dated as of June 10, 1998.

                                                                       EXHIBIT C

         See tab 7 of this set of Closing Documents, "Synthetic Lease Summary of Terms and Conditions (Annex I to the Second Amendment)."

                                                                  EXECUTION COPY

                                SECOND AMENDMENT

         SECOND AMENDMENT, dated as of June 29, 1998 (this "Amendment"), to the Credit Agreement, dated as of December 15, 1997 (as the same may be amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among HANOVER COMPRESSOR COMPANY, a Delaware corporation ("HCC") the several banks and other financial institutions from time to time parties thereto (the "Lenders") and THE CHASE MANHATTAN BANK, a New York banking corporation, as the administrative agent for the Lenders (in such capacity, the "Administrative Agent").

                              W I T N E S S E T H:

         WHEREAS, HCC, the Lenders and the Administrative Agent are parties to the Credit Agreement; and

         WHEREAS, HCC has requested that the Administrative Agent and the Required Lenders amend certain definitions and covenants in the Credit Agreement so as to permit HCC to enter into transactions involving Equipment Leases (as hereinafter defined); and

         WHEREAS, the Administrative Agent and the Required Lenders are agreeable to the requested amendments, but only on the terms and subject to the conditions set forth herein;

         NOW THEREFORE, in consideration of the premises herein contained and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

         1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein which are defined in the Credit Agreement are used herein as therein defined.

         2. Amendment to Subsection 1.1 (Defined Terms), (a) Subsection 1.1 of the Credit Agreement is hereby amended by deleting therefrom the definitions of the following defined terms in their respective entireties and substituting in place thereof the following new definitions:


         "Consolidated Earnings Before Interest and Taxes": for any period, with respect to HCC and its Subsidiaries, the sum of (a) Consolidated Net Income for such period, (b) all amounts attributable to provision for taxes measured by income (to the extent that such amounts have been deducted in determining Consolidated Net Income for such period) and (c) Consolidated Interest Expense for such period (to the extent that such amounts have been deducted in determining Consolidated Net Income for such period).

                  "Consolidated Interest Expense": for any period, with respect to any HCC and its Subsidiaries, the amount which, in conformity with GAAP, would be set forth opposite the caption "interest expense" or any like caption (including, without limitation, imputed interest included in Financing Lease payments) on a consolidated income statement of HCC and its Subsidiaries for such period, plus, to the extent not so included, payments by HCC under the Equipment Lease attributable to (i) interest payments under the Equipment Lease Tranche A Loans and Equipment Lease Tranche B Loans and (ii) the yield to the Investors in connection with the Equipment Lease Transaction.

                  "Consolidated Lease Expense": for any period as to HCC and its Subsidiaries, the aggregate rental obligations of HCC and its Subsidiaries determined on a consolidated basis payable in respect of such period under leases of real and/or personal property (net of income from sub-leases thereof, but including taxes, insurance, maintenance and similar expenses which the lessee is obligated to pay under the terms of said leases), whether or not such obligations are reflected as liabilities or commitments on a consolidated balance sheet of such Person and its Subsidiaries or in the notes thereto, and whether or not such leases constitute Financing Leases, but excluding obligations of HCC with respect to the Equipment Lease.

                  "Consolidated Net Income": for any period as to HCC and its Subsidiaries, the consolidated net income (or loss) of such Person and its Subsidiaries, determined on a consolidated basis in accordance with GAAP, provided that for purposes of determining Consolidated Net Income, payments under Equipment Leases attributable to (i) Equipment Lease Tranche A Loans and Equipment Lease Tranche B Loans and (ii) the yield to the Investors in connection with the Equipment Lease Transaction shall be considered interest expense.

                  "Current Ratio": at a particular date, for HCC and its Subsidiaries the quotient of the consolidated current assets of HCC and its Subsidiaries at such time, to the consolidated current liabilities of HCC, and its Subsidiaries at such time less the current portion of long-term debt (all determined in accordance with GAAP at such time), provided that for purposes of calculating the Current Ratio, current liabilities of the Lessor which are then accrued but unpaid with respect to the Equipment Lease Tranche A Loans shall be included as current liabilities of HCC.

                  "Financing Lease": any lease of property, real or personal, the obligations of the lessee in respect of which are required in accordance with GAAP to be capitalized on a balance sheet of the lessee, and excluding all obligations with respect to the Equipment Lease.

                  "Indebtedness": of HCC and its Subsidiaries at any date, (a) all indebtedness of HCC and its Subsidiaries for borrowed money or for the deferred purchase price of property or services (other than current liabilities incurred in the ordinary course of business and payable in accordance with customary trade practices) or which is evidenced by a note, bond, debenture or similar instrument, (b) all obligations of HCC and its Subsidiaries under Financing Leases, (c) all obligations of HCC and its Subsidiaries in respect of acceptances issued or created for the account of HCC and its Subsidiaries and (d) all liabilities secured by any Lien (other than any lien of a type described in subsection 8.3(a) through (j) on any property owned by HCC or its Subsidiaries even though HCC and its Subsidiaries have not assumed or otherwise become liable for the payment thereof, provided that all obligations of the Lessor with respect to Equipment Lease Tranche A Loans shall be considered Indebtedness of HCC.

                  (b) Subsection 1.1 of the Credit Agreement is hereby amended by inserting the following new definitions in the appropriate alphabetical order:

                  "Equipment Lease": the lease to be entered into by HCC, as lessee, in connection with the Equipment Lease Transaction as described in Annex I to this Amendment.

                  "Equipment Lease Transaction": the transaction whereby HCC leases natural gas compressors from the Lessor as described in Annex I to this Amendment.

                  "Equipment Lease Tranche A Loans": the loans to be made to the Lessor in connection with the Equipment Lease Transaction and identified as the "Tranche A Loans" as described in Annex I to this Amendment.

                  "Equipment Lease Tranche B Loans": the loans to be made to the Lessor in connection with the Equipment Lease Transaction and identified as the "Tranche B Loans" as described in Annex I to this Amendment.

                  "Investor": the parties that hold the beneficial interest in the Lessor.

                  "Lessor": the lessor under the Equipment Lease.

                  "Sale and Leaseback Transaction": as defined in subsection
         8.13.

                  3. Amendment to Subsection 8.2 (Limitation on Indebtedness). Subsection 8.2 of the Credit Agreement is hereby amended by deleting paragraph
(i) therefrom and substituting in place thereof the following:

                  "(i) Indebtedness in respect of Equipment Lease Tranche A Loans; and

                  (j) Indebtedness not contemplated by clauses (a)-(i) above not exceeding (i) $35,000,000 in the aggregate at any time outstanding until the earlier of (A) September 10, 1998 and (B) the date of the initial extension of credit made under the

         Equipment Lease Transaction, and (ii) thereafter $5,000,000 in the aggregate at any time outstanding."

                  4. Amendment to Subsection 8.3 (Limitation on Liens). Subsection 8.3 of the Credit Agreement is hereby amended by deleting paragraph
(s) therefrom and substituting in place thereof the following:

                  "(s) Liens that arise in connection with the Equipment Lease Transaction; and

                  (t) Liens not otherwise permitted in clauses (a)-(s) above securing Indebtedness not exceeding $2,500,000 in the aggregate."

                  5. Amendment to Subsection 8.4 (Limitation on Guarantee Obligations). Subsection 8.4 of the Credit Agreement is hereby amended by deleting paragraph (e) therefrom and substituting in place thereof the following:

                  "(e) guarantees in respect of Indebtedness (other than Subordinated Debt) permitted under this Agreement; and

                  (f) Guarantee Obligations arising pursuant to the Equipment Lease Transaction."

                  6. Amendment to Subsection 8.6 (Limitation on Sale or Lease of Assets). Subsection 8.6 of the Credit Agreement is hereby amended by deleting paragraph (g) therefrom and substituting in place thereof the following:

                  "(g) the lease by the Real Estate Subsidiary or any other Qualified Subsidiary as lessor of real estate properties to HCC or any Qualified Subsidiary of HCC for use by HCC or such Qualified Subsidiary as the site of its offices and facilities; and

                  (h) the sale of natural gas compressors to the Lessor in connection with the Equipment Lease Transaction."

                  7. Amendment to Subsection 8.11 (Limitation on Optional Payments and Modifications of Debt Instruments). Subsection 8.11 of the Credit Agreement is hereby amended by deleting it in its entirety and substituting in place thereof the following:

                  8.11 Limitation on Optional Payments and Modifications of Debt Instruments. (i) Make any optional payment or prepayment on or redemption of any portion of the Shareholder Subordinated Debt or (ii) with respect to any Indebtedness other than the Shareholder Subordinated Debt and Indebtedness under the Equipment Lease Transaction, (a) make any optional payment or prepayment in excess of $10,000,000 during any calendar year on or redemption of any Indebtedness (other than Indebtedness pursuant to this Agreement) or
         (b) amend, modify or change, or consent or agree to any amendment, modification or change to any of the terms of any such Indebtedness (other than any such amendment, modification or change which would extend the maturity or reduce the amount of any payment of principal thereof or which would reduce the rate or extend the date for payment of interest thereon, or any amendment or waiver which would render the terms of such Indebtedness less restrictive)."

                  8. Amendment of Subsection 8.13 (Sale and Leaseback). Subsection 8.13 of the Credit Agreement is hereby amended by deleting it in its entirety and substituting in place thereof the following:

                  "8.13 Sale and Leaseback. Except for the transactions of a type set forth on Schedule VI, enter into any arrangement with any Person where HCC or any of the Subsidiaries of HCC is the lessee of real or personal property which has been or is to be sold or transferred by HCC or such Subsidiary to such Person or to any other Person to whom funds have been or are to be advanced by such Person on the security of such property or rental obligations of HCC or such Subsidiary (any of such arrangements, a "Sale and Leaseback Transaction"), except that (i) HCC and its Subsidiaries may enter into Financing Leases as lessee for natural gas compressors and oil and gas production equipment if after giving effect thereto subsection 8.2 is not contravened and (ii) HCC may enter into Sale and Leaseback Transactions as lessee for natural gas compressors in connection with the Equipment Lease Transaction,"

                  9. Effectiveness, This Amendment shall become effective upon fulfillment of the following conditions precedent: (a) HCC and each of its Subsidiaries listed on the signature pages hereto shall have delivered to the Administrative Agent duly executed copies of this Amendment, (b) the Administrative Agent shall have received duly executed copies of this Amendment from the Required Lenders and (c) no Default or Event of Default shall have occurred and be continuing on the date hereof after giving effect to this Amendment.

                  10. Representations and Warranties. HCC hereby represents and warrants that the representations and warranties contained in the Credit Agreement (except those which expressly speak as of a certain date) will be, after giving effect to this Amendment, true and correct in all material respects, as if made on and as of the date hereof.

                  11. Continuing Effect of Credit Agreement. This Amendment shall not constitute an amendment or waiver of any other provision of the Credit Agreement or the Loan Documents not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of HCC that would require a waiver or consent of the Administrative Agent and/or the Lenders. Except as expressly amended hereby, the provisions of the Credit Agreement and the Loan Documents are and shall remain in full force and effect.

                  12. Counterparts. This Amendment may be executed in counterparts and all of the said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

                  13. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  14. Expenses. HCC agrees to pay or reimburse the Administrative Agent for all of their out-of-pocket costs and expenses incurred in connection with the preparation, negotiation and execution of this Amendment, including, without limitation, the fees and disbursements of counsel to the Administrative Agent.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers of the date first written above.


                                      HANOVER COMPRESSOR COMPANY

                                      BY:  /s/ CURTIS BEDRICH
                                           ----------------------------------
                                           Name: Curtis Bedrich
                                           Title: Treasurer

                                      THE CHASE MANHATTAN BANK (formerly
                                      known as Chemical Bank), as Administrative
                                      Agent and as a Lender

                                      BY:  /s/ PETER M. LING
                                           ----------------------------------
                                           Name: Peter M. Ling
                                           Title: Vice President


                                      THE BANK OF NOVA SCOTIA


                                      BY:  /s/ F.O.R. ASHBY
                                           ----------------------------------
                                           Name: F.O.R. Ashby
                                           Title: Senior Manager
                                                  Loan Operations


                                      CREDIT LYONNAIS, NEW YORK BRANCH

                                      BY:  /s/ PASCAL POURELLE
                                           ----------------------------------
                                           Name: Pascal Pourelle
                                           Title: Executive Vice President


                                      WELLS FARGO BANK (TEXAS), NATIONAL
                                      ASSOCIATION

                                      BY:  /s/ THEODORE M. NOWAK
                                           ----------------------------------
                                           Name: Theodore M. Nowak
                                           Title: Vice President

                                      BANQUE PARIBAS

                                      BY:  /s/ MICHAEL H. FIUZAT
                                           ----------------------------------
                                           Name: Michael H. Fiuzat
                                           Title: Vice President


                                      FIRST UNION BANK

                                      BY:  /s/ ROBERT R. WETTEROFF
                                           ----------------------------------
                                           Name: Robert r. Wetteroff
                                           Title: Senior Vice President



Acknowledged and agreed to as
of the date hereof:

HANOVER MAINTECH, INC.

By: /s/ CURTIS BEDRICH
   ----------------------------------
   Name: Curtis Bedrich
   Title: Treasurer


HANOVER/SMITH, INC.


By: /s/ CURTIS BEDRICH
   ----------------------------------
   Name: Curtis Bedrich
   Title: Treasurer


HANOVER LAND COMPANY

By: /s/ CURTIS BEDRICH
   ----------------------------------
   Name: Curtis Bedrich
   Title: Treasurer

                                                                         ANNEX I

CONFIDENTIAL                                         HANOVER COMPRESSOR COMPANY
-------------------------------------------------------------------------------
SUMMARY OF PRINCIPAL TERMS AND CONDITIONS

THIS SUMMARY OF PRINCIPAL TERMS AND CONDITIONS DOES NOT CONSTITUTE A COMMITMENT, OR A PROMISE TO COMMIT, ON THE PART OF THE CHASE MANHATTAN BANK OR CHASE SECURITIES INC. ANY AGREEMENT, COMMITMENT, ASSURANCE OR INTENTION ON BEHALF OF THE CHASE MANHATTAN BANK OR CHASE SECURITIES INC. SHALL BE EFFECTIVE ONLY IF IN WRITING AND DULY EXECUTED ON BEHALF OF THE CHASE MANHATTAN BANK OR CHASE SECURITIES INC., AS THE CASE MAY BE.

PART I -- PARTIES

LESSEE: Hanover Compressor Company ("Hanover Compressor" or the "Lessee").


INVESTOR:                    A party or parties acceptable to Hanover
                             Compressor and Chase that will hold the beneficial interest in the Lessor (the "Investor").


LESSOR: A Delaware business trust established for the benefit of the Investor (the "Lessor"). The trust will be managed by a bank or trust company acceptable to the Agent and to the Company, (the "Trustee"). The Lessor shall own the Equipment, borrow the Loans and execute a lease for all the Equipment (the "Lease") with the Lessee.


GUARANTOR:                   Hanover Compressor and all guarantors (the
                             "Guarantors") under the Lessee's existing senior credit facility dated December 15, 1997 (the
                             "Senior Credit Facility").


LENDERS: A syndicate of financial institutions (the "Lenders") providing the Loans (as defined below) to the Lessor to fund 97% of the Equipment Cost.


AGENT: The Chase Manhattan Bank ("Chase") will act as administrative agent (in such capacity, the "Agent") for the Lenders.


ARRANGER:                    Chase Securities Inc. ("CSI") will act as
                             syndication agent and arranger for the Loans and the Investor Contribution (as defined below).


PART II -- THE EQUIPMENT


EQUIPMENT:                   Compressors identified by the Lessee (the
                             "Equipment"). The Lessee will furnish to the Agent an inventory of the compressors (the "Inventory") every six months throughout the term of the Lease.
                             The Inventory will include a comprehensive list of all the compressors in the Lease and the location of each unit.


EQUIPMENT COST:              As used herein. the "Equipment Cost" means all
                             cost and expenses of any kind or character incurred to acquire such Equipment. The Equipment
                             Cost is expected to be approximately $200,000,000.

                             There shall be no limit on the number of items of Equipment or the value or the cost of acquisition thereof provided, however, that the aggregate Equipment Cost subject to the financing contemplated hereby must at all times equal the aggregate outstanding principal amount of the Loans (as defined below) and the unrecovered Investor Contribution.

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[CHASE LOGO]                         1                    CHASE SECURITIES INC.

CONFIDENTIAL                                          HANOVER COMPRESSOR COMPANY
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PART III -- TRANSACTION STRUCTURE



STRUCTURE OF THE
FINANCING:                    The Investor will contribute 3% of the Equipment
                              Cost and the Lessor will agree to borrow from the Lenders, and the Lenders will agree to lend to the Lessor, on a non-recourse basis, 97% of the Equipment Cost, up to a maximum of $194,000,000 aggregate principal amount of Loans outstanding at any time. The Investor will fund its 3% portion of the Equipment Cost simultaneously and pro rata with the funding by the Lenders. The
                              Investor contribution will not be more than $6,000,000.

APPRAISAL:                    Prior to the acquisition by the Lessor of any
                              Equipment, the Lessee will deliver to the Agent and the Investor an appraisal with respect to such Equipment from an independent appraiser (the
                              "Appraisal") satisfactory to the Agent, which will be in form and substance satisfactory to the Lenders, the Agent, and the Investor.

PARTICIPATION
AGREEMENT:                    On the Closing Date, the Lessor, the Trustee, the
                              Agent, the Investor, the Lenders and the Lessee will enter into a participation agreement (the
                              "Participation Agreement") which will include, among other things, similar representations, warranties, indemnities and terms and conditions as those found in the Senior Credit Facility in addition to other terms and conditions typically found in similar synthetic lease financing facilities.

PART IV -- THE LOANS:

STRUCTURE:                    The Loans will be advanced pursuant to a Credit
                              Agreement (the "Credit Agreement") among the
                              Lessor, as borrower, the Lenders and the Agent.
                              The Lenders will commit under the Credit
                              Agreement to make Loans to the Lessor to fund 97% of the Equipment Costs as incurred or invoiced.
                              The Lenders' commitments will be in the nature of a revolving credit facility commencing on the Closing Date and ending upon the first anniversary thereof (the "Revolving Period").
                              After that, the Lenders' commitments will be in the nature of a term loan credit facility maturing on the fifth anniversary of the Closing
                              Date. Loans to fund Equipment Cost will be separated into two tranches, with Loans, in the aggregate, equal to the Maximum Residual
                              Guarantee Amount (as defined below) being advanced as Tranche A Loans (the "Tranche A
                              Loans") and the balance of the Loans being advanced as Tranche B Loans (the "Tranche B
                              Loans"; collectively with the Tranche A Loans, the "Loans"). The Lenders will make Tranche A
                              Loans and Tranche B Loans ratably according to their respective commitments. Hanover Compressor will agree to maintain a ratio of aggregate
                              Tranche A Loans to the Equipment Cost of not less than 85.0% and not more than 89.9%.

PURPOSE:                      To finance a maximum of 97% of the Equipment Cost.

MATURITY:                     5 years after the Closing Date (the "Maturity
                              Date").



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[CHASE LOGO]

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CONFIDENTIAL                                          HANOVER COMPRESSOR COMPANY
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REPAYMENT:                The Loans will be payable in full on the Maturity Date
                          and will not be subject to any amortization prior thereto depending upon the results of the Appraisal. The Loans may be prepaid at any time (without premium or penalty, other than "break funding" costs with respect to Eurodollar Loans) and shall be repaid in the event of (i) any sale of Equipment (pursuant to a purchase option under the Lease or otherwise), (ii) any Event of Loss (as defined below) with respect to Equipment (subject to the Lessee's rights to restore or rebuild such Equipment, as described below) or
                          (iii) the termination of the Lease with respect to any Equipment (pursuant to an early termination option under the Lease or otherwise). If any such event occurs with respect to one or more items (but less than all) of the Equipment, then the principal amount of the Loans that must be repaid will be limited to the portion of the outstanding Loans allocable to the affected Equipment (i.e., 97% of the total Equipment Cost of the affected Equipment).

SOURCE OF REPAYMENT:      On the Maturity Date, if the Lessee has exercised its
                          purchase option to purchase all of the Equipment
                          (having provided notice to the Lessor six months prior to the Maturity Date), all the Loans and the Investor's unrecovered equity investment (the
                          "Investor Contribution") will be repaid from the proceeds of such purchase. If the Lessee does not exercise its option to purchase the Equipment on the Maturity Date, the following provisions shall apply:

                          (a) the Lessee shall market and use its best efforts to sell the Equipment on the Lessor's behalf on or prior to the Maturity Date;

                          (b) if the Equipment is sold to a third party, after the Lessee makes a rent payment equal to the Maximum Residual Guarantee Amount, the proceeds will be applied first, to the payment of the Tranche B Loans and accrued interest on the Tranche B Loans, and, second, to the payment of the Investor Contribution and accrued Investor Yield. Excess proceeds will be returned to the Lessee;

                          (c) in the event that the Equipment has not been sold on or prior to the Maturity Date, (i) the Lessee shall pay to the Agent (as assignee of the Lessor) the Maximum Residual Guarantee Amount, which shall be applied to pay the Tranche A Loans in full; and (ii) the Lessee shall surrender possession of the Equipment to the Lessor.

FEES AND INTEREST RATES:  As set forth in Annex I.

GUARANTEE:                Independent of the obligations of the Lessee under the
                          Lease, the Guarantor will execute and deliver a guarantee (the "Guarantee") in favor of the Agent for the benefit of the Lenders, pursuant to which the Guarantor will unconditionally guarantee the payment when due of all amounts required to be paid by the Lessor under the Credit Agreement, including the Loans; provided that the Guarantor will not be required to make any payment under the Guarantee in respect of the Tranche B Loan principal or Investor
                          Contribution unless an Event of Default under the Lease has occurred and is continuing.



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[CHASE LOGO]                           3                   Chase Securities Inc.
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CONFIDENTIAL                                          HANOVER COMPRESSOR COMPANY
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COLLATERAL:                   The obligations of the Lessor under the Credit
                              Agreement will be secured by perfected and first-priority security interests in the Lessors interest in and liens on all of the assets of the Lessor, including an absolute and present assignment of the Lease. The Lenders, however, acknowledge that, due to the right of the Lessee to relocate the Equipment, certain of the Equipment may not be subject to such perfected and first priority security interest for a period of time not to exceed six months. The Lessor and the Lessee shall execute and deliver all necessary financing statements to perfect and create a first priority security interest in such Equipment simultaneously with the delivery of the inventory required to be delivered to the Agent every six months. The Equipment will be released from such liens and security interests upon the purchase by the Lessee, or its assignee, of such Equipment and the payment by the Lessee of the Loans allocable to such Equipment and all other amounts due to the Lenders and the Agent with respect to such Equipment.

CERTAIN CONDITIONS:           The obligations of the Lenders to make Loans under
                              the Credit Agreement will be subject to the following conditions: (i) receipt by the Agent of a borrowing certificate, (ii) accuracy of representations, (iii) absence of defaults, (iv) an appraisal of the Equipment reasonably satisfactory to the Agent, the Lender and the Investor, and (v) evidence of perfection of liens
                              (subject to agreed exceptions) and other appropriate documentation. The Lessee will warrant to the Agent and the Lenders title to the Equipment.

PARTICIPATIONS:               Lenders will be permitted to assign Loans, notes
                              and commitments to other financial institutions without the consent of the Lessor; provided that, except in the case of assignments to another
                              Lender or an affiliate of a Lender, the Lessee's consent will be required for an assignment (which consent will not be unreasonably withheld).
                              Assignments will be by novation.

                              Lenders will be permitted to participate in Loans, notes and commitments to other financial institutions.

                              All assignments and participations will be on terms substantially the same as contained in the Senior Credit Facility.

REQUIRED LENDERS:             51%

FINANCIAL COVENANTS:          To include, without limitation.

                              (a) maintenance of a ratio of indebtedness to capitalization at a level not greater than
                              0.65 : 100;

                              (b) maintenance of a ratio of total current assets to total current liabilities at a level not less than 1.00 : 1.00;

                              (c) maintenance of a ratio of U.S. EBITDA to indebtedness at a level not less than 1.00 : 4.50: and

                              (d) maintenance of a ratio of EBITDA to interest expense (including rental payments) at a level not less than 2.50 : 1.00.

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[CHASE LOGO]                                               CHASE SECURITIES INC.

CONFIDENTIAL                                          HANOVER COMPRESSOR COMPANY
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OTHER TERMS AND
CONDITIONS:                   The Credit Agreement will contain similar
                              representations, warranties, indemnities and terms and conditions as those found in the Senior
                              Credit Facility, as amended and restated, in addition to other terms and conditions typically found in similar synthetic lease financing facilities.


PART V - INVESTOR
CONTRIBUTION:

AMOUNT: The Investor will advance 3% of the Equipment Cost, up to $6,000,000 at anytime outstanding, simultaneously and pro rata with the Loans made by the Lenders.

PURPOSE:                      To finance 3% of the Equipment Cost.

YIELD: The Investor will receive a current yield, paid from rent, in amounts to be agreed to prior to the Closing Date between the Lessee and the Investor (the "Investor Yield").

CERTAIN TERMS:                The Lessor will be obligated to distribute to
                              the Investor any rent and other payments due under the Lease by the Lessee and received by the Lessor for the benefit of the Investor to the extent that said amounts are in excess of payments due to the Lenders thereunder. Like the Loans, the Investor Contribution will be in the nature of a revolving credit facility up until the first anniversary of the Closing Date. After that, it will be in the nature of a term credit facility. In any case, at no time shall the Investor Contribution be in an amount that is less than 3% of the outstanding Equipment Cost.

PART VI - TERMS AND CONDITIONS OF THE LEASE:

GENERAL:                      The Lease will be executed on the Closing Date.

BASIC LEASE TERM:             The term for the Lease will commence (the "Lease
                              Commencement Date") on the Closing Date. The term of the Lease (the "Lease Term") for all the Equipment will expire on the Maturity Date.

                              The Lease will provide that it will terminate early as to all Equipment as of any rent payment date on which the Loans mature.

NET LEASE:                    The Lease will be a triple net lease whereby the
                              Lessee is responsible for the operation and maintenance, insurance and other expenses relating to the Equipment and is unconditionally obligated to pay all rent coming due during the Lease Term without offset.

RENT PAYMENTS:                During the Lease Term, the Lessee will make rent
                              payments ("Basic Rent Payments") as follows: (i)
                              on each Interest Payment Date, an amount equal to
                              such payment then due plus (ii) a yield to the
                              Investor on the Investor Contribution, at times
                              and in amounts agreed between the Lessee and the
                              Investor. Further, during the Lease Term with
                              respect to the Equipment, the Lessee will make
                              rent payments ("Supplemental Rent Payments") from
                              time to time in an amount sufficient to allow the
                              Lessor to pay all amounts due to the Lenders and
                              the Agent under the Credit Agreement, including
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[CHASE LOGO]                           5                   CHASE SECURITIES INC.

CONFIDENTIAL                                        HANOVER COMPRESSOR COMPANY
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                              commitment fees, cost and yield protection
                              provisions, indemnities and expenses.

                              On the Maturity Date the Lessee will pay (in addition to Basic Rent and Supplemental Rent) an amount equal to the maximum amount permitted under SFAS No. 13 which permits the lessee to account for the lease as an operating lease (but in no event less than 85.0% nor more than 89.9% of the Equipment Cost). The amount referred to in the preceding sentence shall be referred to as the "Maximum Residual Guarantee Amount". The Maximum Residual Guarantee Amount payments will be used only to repay Tranche A Loans. The foregoing amounts shall not be required to be paid in respect of Equipment if the Lessee exercises its purchase option under the Lease to purchase such Equipment or otherwise pays the Termination Value (as defined below).

TERMINATION VALUE:            The total termination value (the "Termination
                              Value") at any time will be an amount equal to the sum of the aggregate outstanding principal amount of the Loans, any accrued interest to the date of payment, the unrecovered Investor Contribution and the unpaid Investor Yield and all other amounts due by Lessee under any of the operative agreements. If it is necessary to compute the Termination Value for a particular item(s) of Equipment, the total Termination Value will be allocated among the Equipment based upon the relative Equipment Cost of each item.

PURCHASE OPTIONS
AND EARLY TERMINATION
RIGHTS: The Lease will permit the Lessee, at its option, to purchase at any time 6 months prior to the Maturity Date all of the Equipment and terminate the Lease with respect to the Equipment upon the payment of the Termination Value. In the event the Lessee wants to purchase less than all of the Equipment, no Default or Event of Default shall have occurred and be continuing. By giving written notice to the Lessor 6 months prior to the Maturity Date, the Lessee will have the option to purchase, or designate another person to purchase, on the Maturity Date all, but not less than all, the Equipment then subject to the Lease. If six months prior to the Maturity Date, the aggregate Termination Value of all Equipment then held by the Lessor is less than 75% of the highest Termination Value of all Equipment held by the Lessor at any one time during the period starting at the first anniversary of the Closing Date and ending six months prior to the Maturity Date, then the Lessee will be required to purchase, or cause its designee to purchase, all remaining Equipment on the Maturity Date.

EVENT OF LOSS:                An Event of Loss means any of the following
                              events: (i) destruction, damage beyond repair or rendition of the affected Equipment permanently unfit for the Lessee's normal use for any reason whatsoever; or (ii) the condemnation, confiscation or seizure of in whole or in any significant part of the affected Equipment, or requisition of title to, or use of, any significant part of the affected Equipment rendering such affected Equipment permanently unfit for the Lessee's normal use: or (iii) the occurrence or discovery of certain environmental conditions or events affecting the Equipment, the estimated cost to remediate would exceed 10% of the Equipment Cost for such Equipment.

                              Upon the occurrence of an Event of Loss, the Lessee, at its election, shall either: (i) purchase the affected Equipment by paying or causing to be paid

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[CHASE LOGO]                  6                           Chase Securities Inc.
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CONFIDENTIAL                                          HANOVER COMPRESSOR COMPANY
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                              the Termination Value of the affected Equipment
                              (upon such payment, title to the affected
                              Equipment will be transferred to the Lessee or its designee); or (ii) rebuild and restore the affected Equipment to like kind, value and quality immediately prior to the time of the Event of Loss, in which case the Lease of the affected Equipment will continue and the rent payable under the Lease will not be reduced; provided that if in the Lessee's reasonable judgment the Equipment cannot be rebuilt prior to the Maturity Date, then the Lessee will purchase the affected Equipment pursuant to clause (i). Except as set forth above, proceeds from insurance or condemnation will be used to repay the Loans and excess insurance proceeds or condemnation awards will be paid to the Lessee unless an Event of Default has occurred and is continuing.

REMARKETING AND
RETURN: In the event that the Lessee does not exercise its option to purchase all of the Equipment, then not later than 6 months prior to the Maturity
                              Date the Lessee will be required to use its best efforts to remarket the Equipment on the Lessor's behalf and consummate a sale of all of the Equipment on or prior to the Maturity Date. The proceeds from the sale of the Equipment will be applied to, first, repay the Tranche B Loans and second, repay the unrecovered Investor Contribution. On the date of sale of the Equipment, a Maximum Residual Guarantee Payment will be made to repay in full the Tranche A Loans. Excess proceeds will be returned to Lessee on the Maturity Date. If the sale proceeds from the Equipment is less than the sum of the amount necessary to pay the Tranche B Loans and the unrecovered Investor Contribution, then Lessee shall be liable for an assessment of additional rent with respect to actual excess wear and tear of the Equipment, as determined by an appraisal procedure up to such sum; provided, however, that such assessment shall under no circumstances prevent the Lessee from accounting for the Lease as an operating lease under SFAS No. 13.

                              If the Lessee is unable to sell the Equipment on or prior to the Maturity Date, then the Lessee shall pay the Maximum Residual Guarantee Amount and shall surrender possession of the Equipment to the Lessor on the Maturity Date.

ASSIGNMENT AND
SUBLETTING:                   The Lease will permit the Lessee to sublease the
                              Equipment but will prohibit assignment.
                              Notwithstanding any sublease, the Lessee will remain primarily liable for the performance of all of its obligations under the Lease.

QUIET ENJOYMENT:              The Lessee will have the right to peaceably and
                              quietly hold, possess and use the Equipment during the Lease Term prior to the Maturity Date so long as no Event of Default shall have occurred and be continuing under the Lease.

MAINTENANCE:                  The Lessee will cause the Equipment to be
                              maintained and repaired in good condition, ordinary wear and tear excepted. The Equipment will be maintained at all times in accordance with applicable law, including without limitation all environmental laws, and in accordance with all insurance requirements.

INSURANCE:                    The Lessee will carry and maintain with respect
                              to the Equipment commercial general liability and property insurance in amounts and on terms reasonably satisfactory to the Agent. Each liability policy and equipment policy shall be primary without right of contribution from any other insurance carried by the parties to the transaction.


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[CHASE LOGO]
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CONFIDENTIAL                                          HANOVER COMPRESSOR COMPANY
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MODIFICATIONS:         The Lessee will have the right to make modifications,
                       alterations or renovations to the Equipment (the "Modifications") so long as such Modifications do not impair the value, utility or the useful life of the Equipment. The Lessee will also be required to make any Modifications that are required by law or by any governmental or regulatory authority having jurisdiction over the Equipment. Title will vest with the Lessor with respect to all required Modifications and to all other Modifications that are not severable from the Equipment without damage or other loss of value. Title to all other Modifications will vest with the Lessee.

GENERAL INDEMNITIES:   The Lessee will indemnify, on an after-tax basis, the
                       Lessor, the Trust Company, the Investor, the Lenders and the Agent and any of such parties' assignees, affiliates and their officers (the "Indemnified Persons") from and against liabilities, losses or expenses which may be asserted against any such person arising out of (i) the ownership, leasing, maintenance, use, or possession of the Equipment, and (ii) the transactions in connection with the Lease and the Loans. The General Indemnity will exclude claims that are attributable to the gross negligence or willful misconduct of the applicable indemnified party or its affiliates, representatives or agents. There will be no structural indemnity with respect to the tax characterization or accounting treatment of the Lease.

TAX INDEMNIFICATION:   The Lessee will indemnify, on an after tax basis, the
                       Indemnified Persons against and will agree to pay any and all taxes payable as a result of ownership, rental, operation, use, maintenance or sale of the Equipment, including, but not limited to, rental, withholding, sales, use, gross receipts, personal equipment, franchise, excise, value added or other taxes, but excluding (i) federal net income taxes and (ii) state and local net income taxes except taxes imposed by the state where the Equipment are located.

ENVIRONMENTAL
INDEMNIFICATION:       The Lessee will indemnify the Indemnified Persons from
                       and against liabilities, losses or expenses arising out of or related to any pre-existing condition, or any activity, occurrence or other condition that violates or threatens to violate or results in non-compliance with any environmental law.

OTHER TERMS AND
CONDITIONS:            The Lease, Participation Agreement and Guarantee will
                       contain representations, warranties, covenants, indemnities and Events of Default similar to those contained in the Senior Credit Facility, as amended and restated.

LEASE COLLATERAL:      The Lessee will secure its obligations under the Lease by
                       granting to Lessor a first perfected security interest and lien on Lessee's right, title and interest in the Lease, all other operative documents, the Equipment and all proceeds therefrom, and will file appropriate UCC financing statements as required by the Agent.

PART VII -- GENERAL PROVISIONS

CLOSING CONDITIONS:    The obligations of the Lessee, the Lessor, the Investor
                       and the Lenders to enter into agreements contemplated hereby on or prior to the Closing Date will be subject to certain further conditions which include the following:

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[CHASE LOGO]
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

CONFIDENTIAL                                         HANOVER COMPRESSOR COMPANY
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                       (i)   execution of documentation satisfactory to the
                             parties;

                       (ii) receipt of legal opinions satisfactory to the parties;

                       (iii) receipt of any required consents or waivers under
                             Hanover Compressor's existing debt instruments; and

                       (iv) other customary conditions to closing for a transaction of this type.

TRANSACTION EXPENSES:  The Lessee will pay as transaction expenses all fees and out-of-pocket expenses associated with the negotiation and preparation of the documents, including, but not limited to, the reasonable fees of outside legal counsel for the Lessor, the Lessee, the Investor and the Agent, the syndication and arrangement fees and reasonable out-of-pocket expenses of CSI, commitment fees of the Lenders, any applicable recording costs of the documentation, and reasonable fees and expenses of the Trustee.

DOCUMENTATION:         Documentation for the transaction will be prepared by
                       Simpson Thacher & Bartlett, counsel to Chase.

EVENTS OF DEFAULT:     The Credit Agreement will contain Events of Defaults
                       similar to those found in the Senior Credit Facility, as amended and restated, and usual for facilities of this type, including a cross default to the Lease, the Guarantee and other debt instruments of Hanover
                       Compressor. The Lessee may cure any Equipment-related default under the Lease and the Guarantee by purchasing such Equipment for Termination Value.

GOVERNING LAW:         All documents will be governed by the laws of the State
                       of New York.








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[CHASE LOGO]                         9                    CHASE SECURITIES INC.

CONFIDENTIAL                                         HANOVER COMPRESSOR COMPANY
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                                    ANNEX I
                           INTEREST AND CERTAIN FEES


INTEREST RATE
OPTIONS: The Lessor, at the direction of the Lessee, may elect that all or a portion of the Loans bear interest at a rate per annum equal to:

                              the ABR plus the Applicable Margin; or

                              the Eurodollar Rate plus the Applicable Margin.

                              As used herein;

                         "ABR" means the highest of (i) the rate of interest publicly announced by Chase as its prime rate in effect at its principal office in New York City (the "Prime Rate"), (ii) the secondary market rate for certificates of deposit (grossed up for maximum statutory reserve requirements) plus 1% and (iii) the federal funds effective rate from time to time plus 0.5%.

                         "Applicable Margin" means a percentage determined in accordance with the pricing grid attached hereto as Annex I-A.

                         "Eurodollar Rate" means the rate (grossed-up for maximum statutory reserve requirements for eurocurrency liabilities) at which eurodollar deposits for one, two, three or six months (as selected by the Lessor, at the direction of the Lessee) are offered to Chase in the interbank eurodollar market in the approximate amount of Chase's share of the relevant Loan.


INTEREST PAYMENT
DATES: In the case of Loans bearing interest based upon the ABR ("ABR Loans"), quarterly in arrears.

                         In the case of Loans bearing interest based upon the Eurodollar Rate ("Eurodollar Loans"), on the last day of each relevant interest period and, in the case of any interest period longer than three months, on each successive date three months after the first day of such interest period.

REVOLVING COMMITMENT
FEES: The Lessor shall pay a revolving commitment fee calculated at the rate per annum on the average daily unused portion of the Loans and the Investor Contribution during the Revolving Period, payable quarterly in arrears as shown on the pricing grid below.


DEFAULT RATE:            At any time when the Lessor is in default in the
                         payment of any amount due under the Credit Agreement, the principal of all Loans shall bear interest at 2% above the rate otherwise applicable thereto. Overdue interest, fees and other amounts shall bear interest at 2% above the rate applicable to ABR Loans.


RATE AND FEE BASIS:      All per annum rates shall be calculated on the basis
                         of a year of 365/366 days for actual days elapsed.



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[CHASE LOGO]                       10                     CHASE SECURITIES INC.

CONFIDENTIAL                                          HANOVER COMPRESSOR COMPANY
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                                   ANNEX I-A

                        APPLICABLE MARGIN/COMMITMENT FEE

For Loans, the rate per annum set forth below opposite the ratio of indebtedness to EBITDA:

                                  Debt/EBITDA

RATIO                   ABR LOANS           EURODOLLAR LOANS           COMMITMENT FEE
-----                   ---------           ----------------           --------------
<1.00                      0.00%                 0.75%                   .1875%
-
>1.00 and < or = 2.00      0.00%                 1.00%                     .25%

>2.00 and < or = 3.00      0.50%                 1.25%                     .30%

>3.00 and < or = 4.00      0.50%                 1.50%                     .30%

>4.00                      0.75%                 1.75%                    .375%


--------------------------------------------------------------------------------
[CHASE LOGO]                                               CHASE SECURITIES INC.

                                                                  EXECUTION COPY

                                 THIRD AMENDMENT

                  THIRD AMENDMENT, dated as of July 28, 1998 (this "Amendment"), to the Credit Agreement, dated as of December 15, 1997, as amended by the Waiver and First Amendment, dated as of June 10, 1998 and the Second Amendment, dated as of June 29, 1998 (as the same may be further amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among HANOVER COMPRESSOR COMPANY, a Delaware corporation ("HCC"), the several banks and other financial institutions from time to time parties thereto (the "Lenders") and THE CHASE MANHATTAN BANK, a New York banking corporation, as the administrative agent for the Lenders (in such capacity, the "Administrative Agent").

                              W I T N E S S E T H:

                  WHEREAS, HCC, the Lenders and the Administrative Agent are parties to the Credit Agreement; and

                  WHEREAS, HCC has requested that the Administrative Agent and the Required Lenders amend certain covenants in the Credit Agreement in connection with (i) required amendments to the Subsidiaries' Guarantee (as hereinafter defined) and (ii) guidelines concerning capital stock owned by employees, officers and directors; and

                  WHEREAS, the Administrative Agent and the Required Lenders are agreeable to the requested amendments, but only on the terms and subject to the conditions set forth herein;

                  NOW THEREFORE, in consideration of the premises herein contained and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

                  1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein which are defined in the Credit Agreement are used herein as therein defined.

                  2. Amendment to Subsection 7.9 (Subsequent Guarantees). Subsection 7.9 of the Credit Agreement is hereby amended by deleting it in its entirety and substituting in place thereof the following:

                  "7.9 Subsequent Guarantees. HCC shall cause each Qualified Subsidiary of HCC for which the aggregate value of all assets owned by such Qualified Subsidiary is or becomes greater than $20,000,000, to execute an amendment to the Subsidiaries' Guarantee, substantially in the form of Exhibit A to the Subsidiaries' Guarantee within one year after the later of (i) the date on which such Qualified Subsidiary becomes a Subsidiary of HCC and (ii) the date on which such Qualified Subsidiary's assets attain an aggregate value in excess of $20,000,000; provided, however, that if during such one-year period the aggregate value of such Qualified Subsidiary's assets is or becomes $20,000,000 or less, such Qualified Subsidiary shall not be required to become a party to the Subsidiaries' Guarantee."

                  3. Amendment to Subsection 8.8 (Limitation on Dividends). Subsection 8.8 of the Credit Agreement is hereby amended by deleting the amount "$2,500,000" from clause (ii) thereof and substituting in place thereof the amount "7,500,000".

                  4. Amendment to Subsection 5,10 (Limitation on investments, Loans and Advances). Subsection 8.10 of the Credit Agreement is hereby amended by deleting paragraph (i) therefrom and substituting in place thereof the following:

                  "(i) Loans to employees, officers and directors of HCC and its Subsidiaries to acquire shares of capital stock of HCC not to exceed $20,000,000."

                  5. Effectiveness. This Amendment shall become effective upon fulfillment of the following conditions precedent: (a) HCC and each of its Subsidiaries listed on the signature pages hereto shall have delivered to the Administrative Agent duly executed copies of this Amendment, (b) the Administrative Agent shall have received duly executed copies of this Amendment from the Required Lenders and (c) no Default or Event of Default shall have occurred and be continuing on the date hereof after giving affect to this Amendment.

                  6. Representations and Warranties. HCC hereby represents and warrants that the representations and warranties contained in the Credit Agreement (except those which expressly speak as of a certain date) will be, after giving effect to this Amendment, true and correct in all material respects, as if made on and as of the date hereof

                  7. Continuing Effect of Credit Agreement. This Amendment shall not constitute an amendment or waiver of any other provision of the Credit Agreement or the Loan Documents not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of HCC that would require a waiver or consent of the Administrative Agent and/or the Lenders. Except as expressly amended hereby, the provisions of the Credit Agreement and the Loan Documents are and shall remain in full force and effect.

                  8. Counterparts. This Amendment may be executed in counterparts and all of the said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

                  9. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  10. Expenses. HCC agrees to pay or reimburse the Administrative Agent for all of their out-of-pocket costs and expenses incurred in connection with the preparation, negotiation and execution of this Amendment, including, without limitation, the fees and disbursements of counsel to the Administrative Agent.

                  IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered by their duly authorized officers of the date first written above.


                                      HANOVER COMPRESSOR COMPANY

                                      BY:  /s/ CURTIS BEDRICH
                                           ----------------------------------
                                           Name: Curtis Bedrich
                                           Title: Treasurer

                                      THE CHASE MANHATTAN BANK (formerly
                                      known as Chemical Bank), as Administrative
                                      Agent and as a Lender

                                      BY:  /s/ PETER M. LING
                                           ----------------------------------
                                           Name: Peter M. Ling
                                           Title: Vice President


                                      THE BANK OF NOVA SCOTIA


                                      BY:  /s/ F.O.R. ASHBY
                                           ----------------------------------
                                           Name: F.O.R. Ashby
                                           Title: Senior Manager
                                                  Loan Operations


                                      CREDIT LYONNAIS, NEW YORK BRANCH

                                      BY:  /s/ PHILIPPE SOUSTRA
                                           ----------------------------------
                                           Name: Philippe Soustra
                                           Title: Senior Vice President


                                      WELLS FARGO BANK (TEXAS), NATIONAL
                                      ASSOCIATION

                                      BY:  /s/ THEODORE M. NOWAK
                                           ----------------------------------
                                           Name: Theodore M. Nowak
                                           Title: Vice President

                                      BANQUE PARIBAS

                                      BY:  /s/ MICHAEL H. FIUZAT
                                           ----------------------------------
                                           Name: Michael H. Fiuzat
                                           Title: Vice President


                                      FIRST UNION BANK

                                      BY:  /s/ ROBERT R. WETTEROFF
                                           ----------------------------------
                                           Name: Robert R. Wetteroff
                                           Title: Senior Vice President



                                      BANKERS TRUST COMPANY

                                      BY:  /s/ MARCUS M. TARKINGTON
                                           ----------------------------------
                                           Name: Marcus M. Tarkington
                                           Title: Principal


Acknowledged and agreed to as
of the date hereof:

HANOVER MAINTECH, INC.

By: /s/ CURTIS BEDRICH
   ----------------------------------
   Name: Curtis Bedrich
   Title: Treasurer


HANOVER/SMITH, INC.

By: /s/ CURTIS BEDRICH
   ----------------------------------
   Name: Curtis Bedrich
   Title: Treasurer


HANOVER LAND COMPANY

By: /s/ CURTIS BEDRICH
   ----------------------------------
   Name: Curtis Bedrich
   Title: Treasurer